                                                                    EXHIBIT 10.4


================================================================================



                           STOCK PURCHASE AGREEMENT

                                 By and Among

                       NATIONAL EQUIPMENT SERVICES, INC.,

                            THE 1818 FUND III. L.P.,

                         CO-INVESTMENT PARTNERS, L.P.,

                            ERIE INDEMNIFY COMPANY,

                                      and

                          AQUILA LIMITED PARTNERSHIP

                           ------------------------

                             Dated April 27, 1999

                           ------------------------



================================================================================

          STOCK PURCHASE AGREEMENT, dated April 27, 1999, by and among National Equipment Service, Inc., a corporation organized under the laws of Delaware (the "Company"), The 1818 Fund III, L.P., a Delaware limited partnership (the
 -------
"Fund"), Co-Investment Partners, L.P., a Delaware limited partnership ("CIP"),
 ----                                                                   ---
Erie Indemnity Company, a Pennsylvania corporation ("Erie Indemnity"), Erie
                                                     --------------
Insurance Exchange, a reciprocal organization ("Erie Exchange"), Aquila Limited
                                                -------------
Partnership, a Connecticut limited partnership ("Aquila", and together with the
                                                 ------
Fund, CIP, Erie Indemnity and Erie Exchange, the "Purchasers")
                                                  ----------

          The Company proposes that the Company issue to the Purchasers and that the Purchasers purchase, up to 100,000 shares of the Company's Senior Redeemable Convertible Preferred Stock, Series A, par value $.01 per share, upon the terms and subject to the conditions set forth in this Agreement.

          In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:


                                   Article 1

                                  DEFINITIONS
                                  -----------

          1.1  Definitions.  As used in this Agreement, and unless the context
               -----------
requires a different meaning, the following terms have the meanings indicated:

               "Affiliate" has the meaning ascribed to such term in Rule 12b-2
                ---------
of the General Rules and Regulations under the Exchange Act; provided that none
                                                             --------
of the Purchasers shall be deemed to be an "Affiliate" of the Company.

               "Agreement" means this Agreement as the same may be amended,
                ---------
supplemented or modified in accordance with the terms hereof.

               "BBH&Co." means Brown Brothers Harriman & Co., a partnership
                -------
organized under the laws of the State of New York.

               "Business Day" means any day other than a Saturday, Sunday or
                ------------
other day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to close.

               "Business Plan" has the meaning assigned to that term in Section
                -------------
7.26.

               "Certificate of Designation" means the Certificate of
                --------------------------
Designation with respect to the Preferred Stock (the form of which is attached hereto as Exhibit A) to be adopted by the Board of Directors of the Company and filed
   ---------
with the Secretary of State of the State of Delaware.

               "Closing" means, as applicable, the First Closing or the Second
                -------
Closing.

               "Closing Date" means, as applicable, the First Closing Date or
                ------------
the Second Closing Date.

               "Code" means the Internal Revenue Code of 1986, as amended.
                ----

               "Commission" means the Securities and Exchange Commission or any
                ----------
similar agency then having jurisdiction to enforce the Securities Act.

               "Commission Documents" means all registration statements, proxy
                --------------------
statements, reports and other documents (and all amendments thereto), required to be filed by the Company under the Securities Act or the Exchange Act.

               "Common Stock" means the common stock, par value $.0l per share,
                ------------
of the Company and each other class of capital stock of the Company that does not have a preference over any other class of capital stock of the Company as to dividends or upon liquidation, dissolution or winding up of the Company and in each case, shall include any other class of capital stock of the Company into which such stock is reclassified or reconstituted.

               "Company" means National Equipment Services, Inc., a Delaware
                -------
corporation.

               "Condition of the Company" means the assets, business,
                ------------------------
properties or financial condition of the Company and its Subsidiaries taken as a whole.

               "Consolidated Net Worth" means, as of the date of determination
                ----------------------
with respect to any Person, the consolidated stockholders' equity of such Person and its Subsidiaries, determined in accordance with GAAP.

               "Contractual Obligations" means as to any Person, any provision
                -----------------------
of any security issued by such Person or of any agreement, undertaking, contract, indenture, mortgage, deed of trust or other instrument to which such Person is a party or by which it or any of its property is bound.

               "Credit Agreement" means the Credit Agreement dated as of July
                ----------------
17, 1998 by and among the Company, First Union National Bank as Lender and Agent and the other parties named therein (as amended, modified, supplemented, replaced or increased).

               "Credit Agreement Amendment" has the meaning assigned that term
                --------------------------
in Section 3.20.

               "Documents" has the meaning assigned to that term in Section
                ---------
7.20.

               "DTC" means the Depositary Trust Company.
                ---

               "Environmental Claims" means any written notification, pursuant
                --------------------
to Environmental Laws or principles of common law relating to pollution, or protection of the environment or health and safety, that any of the current or past operations of the Company or any of its Subsidiaries, or any by-product thereof, or any of the property currently or formerly owned, leased or operated by the Company or any of its Subsidiaries, or the operations or property of any predecessor of the Company or any of its Subsidiaries, is or may be implicated in or subject to any Claim, Requirements of Law, or investigation by any Governmental Authority or any other Person.

               "Environmental Compliance Costs" means any expenditures, costs,
                ------------------------------
assessments or expenses (including any expenditures, costs, assessments or expenses in connection with the conduct of any Remedial Action, as well as reasonable fees, disbursements and expenses of attorneys, experts, personnel and consultants), necessary to cause the operations, real property, assets, equipment or facilities owned, leased, operated or used by the Company or any of its Subsidiaries to be in material compliance with Environmental Laws, principles of common law concerning pollution, protection of the environment or health and safety, or Permits issued pursuant to Environmental Laws; provided,
                                                                     --------
however, that Environmental Compliance Costs do not include expenditures, costs,
-------
assessments or expenses necessary in connection with normal maintenance of such real property, assets, equipment or facilities or the replacement of equipment in the normal course of events due to ordinary wear and tear.

               "Environmental Laws" means any applicable federal, state,
                ------------------
territorial, provincial or local law, common law doctrine, rule, order, decree, judgment, injunction, license, permit or regulation (any of the above having the force or effect of law) relating to environmental matters, including those pertaining to land use, air, soil, surface water, ground water (including the protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, together with any other laws (federal, state, territorial, provincial or local) relating to emissions, discharges, releases or threatened releases of any contaminant including, without limitation, medical, biological, biohazardous or radioactive waste and materials, into ambient air, land, surface water, groundwater, personal property or structures, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, discharge or handling of any contaminant, including, without limitation, the Comprehensive Environmental

Response, Compensation, and Liability Act (42 U.S.C. (S) 9601 et seq.), the
                                                              -- ---
Hazardous Material Transportation Act (49 U.S.C. (S) 1801 et seq.), the Resource
                                                          -- ---
Conservation and Recovery Act (42 U.S.C. (S) 6901 et seq.), the Federal Water
                                                  -- ---
Pollution Control Act (33 U.S.C. (S) 1251 et seq.), the Clean Air Act (42 U.S.C.
                                          -- ---
(S) 1251 et seq.), the Toxic Substances Control Act (15 U.S.C. (S) 2601 et
                                                                        --
seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. (S) 121
---
et seq.), the Asbestos Hazard Emergency Response Act (15 U.S.C. (S) et seq.);
-- ---                                                              -- ---
the Safe Drinking Water Act (42 U.S.C. (S) 300F et seq.); the Oil Pollution Act
                                                -- ---
of 1990 (33 U.S.C. (S) 2701 et seq.); and the Occupational Safety and Health Act
                            -- ---
(29 U.S.C. (S) 651 et seq.), as such laws have been amended or supplemented and
                   -- ---
any analogous federal, state or local laws, statutes and regulations promulgated thereunder.

               "ERISA" means the Employee Retirement Income Security Act of
                -----
1974, as amended.

               "Exchange Act" means the Securities Exchange Act of 1934, as
                ------------
amended, and the rules and regulations of the Commission thereunder.

               "Financial Liabilities" has the meaning assigned that term in
                ---------------------
Section 7.22.

               "First Closing" has the meaning assigned to that term in Section
                -------------
2.4.

               "First Closing Date" means the date specified in Section 2.4.
                ------------------

               "First Preferred Shares" has the meaning assigned to that term in
                ----------------------
Section 2.1(a).

               "First Purchase Price" has the meaning assigned to that term in
                --------------------
Section 2.1(a).

               "GAAP" means generally accepted accounting principles in the
                ----
United States in effect from time to time.

               "Governmental Authority" means the government of any nation,
                ----------------------
state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, and any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing.

               "Hazardous Materials" means those substances that are regulated
                -------------------
by, or form the basis of liability under, any Environmental Laws.

               "Hazardous Substance" means any toxic waste, pollutant,
                -------------------
contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or waste, petroleum or petroleum-derived substance or waste, radioactive substance or waste, or any other substance regulated under any applicable Environmental Law.

               "Holder," with respect to Preferred Shares or Common Stock
                ------
issued upon conversion of the Preferred Shares, means each Purchaser and any subsequent direct or indirect transferee of such security; provided that the
                                                           --------
term Holder shall not include any Person who owns such security if it has been registered under the Securities Act or if it has been transferred to such Person after such security has been transferred pursuant to Rule 144 under the Securities Act (or any successor provision) or otherwise transferred under circumstances not requiring a legend.

               "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act
                -------
of 1976, as amended, and the rules and regulations of the Federal Trade Commission thereunder.

               "Indebtedness" means as to any Person, without duplication, (a)
                ------------
all obligations of such Person for borrowed money (including, without limitation, reimbursement and all other obligations with respect to surety bonds, letters of credit and bankers' acceptances, whether or not matured), (b) all obligations evidenced by notes, bonds, debentures or similar instruments,
(c) all obligations to pay the deferred purchase price of property or services, except trade accounts payable and accrued liabilities arising in the ordinary course of business, (d) all interest rate and currency swaps and similar agreements under which payments are obligated to be made, whether periodically or upon the happening of a contingency, (e) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), except trade accounts payable and accrued liabilities arising in the ordinary course of business, (f) all obligations under leases which have been or should be, in accordance with GAAP, recorded as capital leases, (g) all indebtedness secured by any Lien (other than Liens in favor of lessors under leases other than leases included in clause (f)) on any property or asset owned or held by that Person regardless of whether the indebtedness secured thereby shall have been assumed by that Person or is non-recourse to the credit of that Person, (h) all obligations of such Person to reimburse or prepay any bank or other Person in respect of amounts paid under a letter of credit, banker's acceptance or similar instrument and (i) all capital stock issued by such Person subject to mandatory redemption that is not contingent upon future events or circumstances.

               "Indemnified Party" has the meaning assigned to that term in
                -----------------
Section 9.1.

               "Liabilities" has the meaning assigned to that term in Section
                -----------
9.1.

               "Lien" means any mortgage, deed of trust, pledge, hypothecation,
                ----
assignment, encumbrance, lien (statutory or other) or preference, priority or other security interest or preferential arrangement of any kind or nature whatsoever (including, without limitation, those created by, arising under or evidenced by, any conditional sale or other title retention agreement, the interest of a lessor under a capitalized lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing).

               "Market Price" shall mean, per share of the applicable security
                ------------
on any date specified herein: (a) the closing price per share of such security on such date published in The Wall Street Journal or, if no such closing price
                          -----------------------
on such date is published in The Wall Street Journal, the average of the closing
                             -----------------------
bid and asked prices on such date, as officially reported on the principal national securities exchange on which such security is then listed or admitted to trading; (b) if the applicable security is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the last trading price of such security on such date; or
(c) if there shall have been no trading on such date, the average of the reported closing bid and asked prices of such security on such date as shown by NASDAQ and reported by any member firm of the NYSE, selected by the Company.

               "1997 Audited Financials" has the meaning assigned to that term
                -----------------------
in Section 7.10.

               "1998 Audited Financials" has the meaning assigned to that term
                -----------------------
in Section 7.10.

               "1999 Interim Financials" has the meaning assigned to that term
                -----------------------
in Section 7.10.

               "NYSE" means the New York Stock Exchange, Inc.
                ----

               "Person" means any individual, firm, corporation, partnership,
                ------
limited liability company, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of such entity.

               "Principal Stockholders" means Golder, Thoma, Cressey, Rauner
                ----------------------
Fund V, L.P., Carl Thoma, William Kessinger or any Affiliates of any such
Person.

               "PORTAL" means Private Offerings, Resales and Trading through
                ------
Automated Linkages.

               "Preferred Shares" means the First Preferred Shares and, when
                ----------------
issued and sold pursuant to the terms of this Agreement, the Second Preferred Shares.

               "Preferred Stock" means the Senior Redeemable Convertible
                ---------------
Preferred Stock, Series A, par value $.01 per share, of the Company.

               "Proxy Statement" has the meaning assigned to that term in
                ---------------
Section 10.15(a).

               "Purchasers" has the meaning set forth in the recitals to this
                ----------
Agreement.

               "Qualified Holder" means any Holder that holds at least 10% of
                ----------------
the shares of Preferred Stock issued hereunder or the shares of Common Stock issued upon the conversion of such shares.

               "Registration Agreement" means the Registration Agreement, dated
                ----------------------
as of June 4, 1996, as amended as of December 31, 1996 and July 24, 1998, by and among the Company, Golder, Thoma, Cressey, Rauner Fund IV, L.P. and R&R Rentals, Inc.

               "Registration Rights Agreement" has the meaning assigned to that
                -----------------------------
term in Section 10.16.

               "Release" means any release, spill, emission, leaking, pumping,
                -------
injection, deposit, disposal, discharge, dispersal, leaching or migration into or through the indoor or outdoor environment or into, through or out of any property, including the movement of Hazardous Substances through or in the air, soil, surface water, ground water or property.

               "Remedial Action" means all actions, whether voluntary or
                ---------------
involuntary, reasonably necessary to comply with, or discharge any obligation under, Environmental Laws to (i) clean up, remove, treat, cover or in any other way adjust Hazardous Substances in the indoor or outdoor environment; (ii) prevent or control the Release of Hazardous Substances so that they do not migrate or endanger or threaten to endanger public health or welfare or the environment; or (iii) perform remedial studies, investigations, restoration and post-remedial studies, investigations and monitoring on, about or in any real property.

               "Requirements of Law" means as to any Person, the Certificate of
                -------------------
Incorporation and By-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

               "Second Closing" has the meaning assigned to that term in Section
                --------------
2.5.

               "Second Closing Date" means assigned the date specified in
                -------------------
Section 2.5.

               "Second Preferred Shares" has the meaning assigned to that term
                -----------------------
in Section 2.1(b).

               "Second Purchase Price" has the meaning assigned to that term in
                ---------------------
Section 2.1(b).

               "Securities Act" means the Securities Act of 1933, as amended,
                --------------
and the rules and regulations of the Commission thereunder.

               "Solvent" means, with respect to any Person, that the fair
                -------
saleable value on a going concern basis of the assets and property of such Person is, on the date of determination, greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person as of such date and that, as of such date, such Person is able to pay all liabilities of such Person as such liabilities mature. In computing the amount of contingent or liquidated liabilities at any time, such liabilities will be computed as the amount which, in light of all the facts and circumstances existing at such time, represents the amount that, in the reasonable determination of the Company's board of directors, is probable to become an actual or matured liability.

               "Stockholders' Meeting" has the meaning assigned to that term in
                ---------------------
Section 10.15.

               "Subsidiary" means, with respect to any Person, another Person of
                ----------
which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such first-mentioned Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

               "Trading Days" shall mean a day on which the national securities
                ------------
exchanges are open for trading.

               "USTs" means any underground storage tanks or related piping or
                ----
dispensers.

               "Voting Stock" means, with respect to any Person, any securities
                ------------
or similar instruments of such Person whose holders are entitled under ordinary circumstances to vote for the election of directors of such Person (irrespective of whether at such time securities or similar instruments of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

               "Year 2000 Compliance" has the meaning assigned that term in
                --------------------
Section 7.21.

          1.2  Accounting Terms.  All accounting terms used herein not expressly
               ----------------
defined in this Agreement shall have the respective meanings given to them in accordance with sound accounting practice. The term "sound accounting practice" shall mean such accounting practice as, in the opinion of the independent accountants regularly retained by the Company, conforms at the time to GAAP applied on a consistent basis except for changes with which such accountants concur.


                                   Article 2

                     PURCHASE AND SALE OF PREFERRED STOCK
                     ------------------------------------

                   2.1 Purchase and Sale of Preferred Stock.
                       ------------------------------------

               (a) Subject to the terms and conditions herein set forth, the Company agrees that it will issue to each of the Purchasers, and each of the Purchasers, severally but jointly, agrees that it will acquire from the Company, at the First Closing, 36,000 shares of Preferred Stock in the case of the Fund, 15,000 shares of Preferred Stock in the case of CIP, 1,800 shares of Preferred Stock in the case of Erie Indemnity, 4,200 shares of Preferred Stock in the case of Erie Exchange and 3,000 shares of Preferred Stock in the case of Aquila (collectively, the "First Preferred Shares") for purchase price of $36,000,000
                    ----------------------
in the case of the Fund, $15,000,000 in the case of CIP, $1,800,000 in the case of Erie Indemnity, $4,200,000 in the case of Erie Exchange and $3,000,000 in the case of Aquila (collectively, the "First Purchase Price"), in cash, by wire
                                   --------------------
transfer of immediately available funds to an account designated by the Company in a notice delivered to each Purchaser one day prior to the First Closing Date.

               (b) Subject to the terms and conditions herein set forth, the Company agrees that it will issue to each of the Purchasers, and each of the Purchasers, severally but jointly, agrees that it will acquire from the Company, at the Second Closing, 24,000 shares of Preferred Stock in the case of the Fund, 10,000 shares of Preferred Stock in the case of CIP, 1,200 shares of Preferred Stock in the case of Erie Indemnity, 2,800 shares of Preferred Stock in the case of Erie Exchange and 2,000 shares of Preferred Stock in the case of Aquila (collectively, the "Second Preferred Shares") for a purchase price of
                    -----------------------
$24,000,000 in the case of the Fund, $10,000,000 in the case of CIP, $1,200,000 in the case of Erie Indemnity, $2,800,000 in the case of Erie Exchange and $2,000,000 in the Aquila (collectively, the "Second Purchase Price" and together
                                             ---------------------
with the First Purchase Price, the

"Purchase Price"), in cash, by wire transfer of immediately available funds to an account designated by the Company in a notice delivered to each Purchaser one day prior to the Second Closing Date.

          2.2  Certificate of Designation.  The Preferred Shares shall have the
               --------------------------
rights and preferences set forth in the Certificate of Designation.

          2.3  Fees.  The Company shall pay to the Purchasers at the First
               ----
Closing a facility fee equal to 5% of the aggregate First Purchase Price and at the Second Closing a facility fee equal to 5% of the aggregate Second Purchase Price, which shall be paid to each Purchaser as follows: (i) at the First Closing each Purchaser shall be paid as its facility fee with respect to such closing the amount set forth opposite such Purchaser's name on Schedule 1 hereto under the heading "First Closing Facility Fee" and (ii) at the Second Closing each Purchaser shall be paid as its facility with respect to such closing the amount set forth opposite such Purchaser's name on Schedule 1 hereto under the heading "Second Closing Facility Fee." All such payments shall be made in cash, by wire transfer of immediately available funds.

           2.4 Closing.
               -------

               (a) The purchase and issuance of the First Preferred Shares shall take place at the closing (the "First Closing") to be held at the offices of
                                -------------
Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064 on May 14, 1999, or such later date on or prior to June 18, 1999 as the parties may agree (the "First Closing Date"), at 10:00 a.m., New
                                    ------------------
York City time. At the First Closing, subject to the terms and conditions set forth herein, the Company shall sell the First Preferred Shares to the Purchasers by delivering to each Purchaser the First Preferred Shares to be purchased by it registered in the name of such Purchaser or its designees, with appropriate issue stamps, if any, affixed at the expense of the Company, free and clear of any Lien, and each Purchaser shall purchase the First Preferred Shares to be purchased by it.

               (b) The purchase and issuance of the Second Preferred Shares shall take place at the closing (the "Second Closing") to be held at the offices
                                      --------------
of Paul, Weiss, Rifkind, Wharton & Garrison, 1285 Avenue of the Americas, New York, New York 10019-6064 on the next Business Day after the Stockholders Meeting or on such later date on or prior to June 18, 1999 (or, in the event the Commission conducts a review of the Proxy Statement, July 31, 1999) as the parties may agree (the "Second Closing Date"), at 10:00 a.m., New York City
                        -------------------
time. At the Second Closing, subject to the terms and conditions set forth herein, the Company shall sell the Second Preferred Shares to the Purchasers by delivering to each Purchaser the Second Preferred Shares to be purchased by it registered in the name of such Purchaser or its designees, with appropriate issue stamps, if any, affixed at the expense of the Company, free and clear of any Lien, and each Purchaser shall purchase the Second Preferred Shares to be purchased by it.

                                   Article 3

                      CONDITIONS TO THE OBLIGATION OF THE
                   PURCHASERS TO CLOSE AT THE FIRST CLOSING
                   ----------------------------------------

          The obligation of each Purchaser to purchase the First Preferred Shares to be purchased by it, to pay the First Purchase Price to be paid by it at the First Closing and to perform any obligations hereunder shall be subject to the satisfaction or waiver of the following conditions on or before the First Closing Date:

          3.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of the Company contained in Section 7 hereof shall be true and correct in all material respects at and as of the First Closing Date as if made at and as of such date.

          3.2  Compliance with this Agreement.  The Company shall have performed
               ------------------------------
and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the First Closing Date.

          3.3  Officer's Certificate.  Such Purchaser shall have received a
               ---------------------
certificate, dated the First Closing Date and signed by the President or a Vice-President of the Company, certifying that the conditions set forth in Sections
3.1 and 3.2 hereof have been satisfied on and as of such date.

          3.4  Secretary's Certificate.  Such Purchaser shall have received a
               -----------------------
certificate, dated the First Closing Date and signed by the Secretary or an Assistant Secretary of the Company, certifying the truth and correctness of attached copies of the Certificate of Incorporation and By-laws of the Company and resolutions of the Board of Directors of the Company approving this Agreement and the transactions contemplated hereby.

          3.5  Documents.  Such Purchaser shall have received copies of such
               ---------
documents as it reasonably may request in connection with the sale of the First Preferred Shares and the transactions contemplated hereby.

          3.6  Purchase Permitted by Applicable Laws; Legal Investment.  The
               -------------------------------------------------------
acquisition of and payment for the First Preferred Shares to be acquired by such Purchaser hereunder and the consummation of the transactions contemplated hereby with respect to such Purchaser (a) shall not be prohibited by any applicable law or governmental regulation, (b) shall not subject such Purchaser to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation and (c) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

          3.7  Filing of Certificate of Designation.  The Certificate of
               ------------------------------------
Designation shall have been duly filed by the Company with the Secretary of State of the State of Delaware.

          3.8  Opinion of Counsel.  Such Purchaser shall have received the
               ------------------
opinion of Kirkland & Ellis, counsel to the Company, dated the First Closing Date, with respect to such matters as the Purchasers may reasonably request, in form and substance reasonably acceptable to the Purchasers.

          3.9  Approval of Counsel to the Purchasers.  All actions and
               -------------------------------------
proceedings hereunder and all documents required to be delivered by the Company hereunder or in connection with the consummation of the transactions contemplated hereby, shall have been reasonably acceptable to Paul, Weiss, Rifkind, Wharton & Garrison, counsel to such Purchaser, as to their form and substance.

          3.10 Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons, including, with respect to Contractual Obligations of the Company, necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the First Preferred Shares or the Registration Rights Agreement shall have been obtained and be in full force and effect, and such Purchaser shall have been furnished with appropriate evidence thereof.

          3.11 No Material Adverse Change.  Since December 31, 1998, there shall
               --------------------------
have been no material adverse change, nor shall any such change be threatened, in the Condition of the Company since that date.

          3.12 Conduct of Business.  The Company shall have conducted its
               -------------------
business in the ordinary course from the date hereof to the First Closing Date, and no extraordinary or other material transactions not in the ordinary course of business shall have occurred without such Purchaser's consent, it being understood and agreed that the acquisition by the Company of (i) all of the shares of capital stock of another Person or (ii) all or substantially all of the assets of another Person shall, if such transaction (or series of transactions) is approved by the Board of Directors of the Company, be considered to be a transaction conducted in the ordinary course of business for the purposes of this Section 3.12.

          3.13 Registration Rights Agreement.  The Company shall have duly
               -----------------------------
executed and delivered to such Purchaser the Registration Rights Agreement.

          3.14 Charter and By-Laws of the Company.  Except for the Certificate
               ----------------------------------
of Designation, no amendments to the Certificate of Incorporation or By-Laws of the Company as in effect on the date hereof shall have been effected.

          3.15 Market Conditions.  Between the date hereof and the First Closing
               -----------------
Date, (a) trading in the Common Stock shall not have been suspended by the Commission or by the NYSE, (b) trading in securities generally on the NYSE shall not have been suspended or limited or minimum or maximum prices shall not have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall not have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other Governmental Authority, (c) a general banking moratorium shall not have been declared by either Federal or New York State authorities and (d) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or, other than relating to Iraq or Kosovo, any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall not have occurred.

          3.16 No Litigation.  No action, suit, proceeding, claim or dispute
               -------------
shall have been brought or otherwise arisen at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries which would reasonably be expected to (i) have a material adverse effect on the Condition of the Company or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          3.17 No Default or Breach.  Neither the Company nor any of its
               --------------------
Subsidiaries shall have been in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, would be materially adverse to the Condition of the Company or which could materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          3.18 HSR Act.  The waiting period under the HSR Act with respect to
               -------
the First Preferred Shares to be acquired by such Purchaser shall have expired or been terminated.

          3.19 Other Purchaser.  The  Fund shall simultaneously be purchasing
               ---------------
all the First Preferred Shares to be purchased by it under this Agreement.

          3.20 Amendment to the Credit Agreement.  Such Purchaser shall have
               ---------------------------------
received a copy of an amendment to the Credit Agreement (the "Credit Agreement Amendment") permitting the issuance of the Preferred Stock and amending the definition therein of the term "Change of Control," in each case in a manner reasonably satisfactory to such Purchaser.

                                   Article 4

                      CONDITIONS TO THE OBLIGATION OF THE
                   PURCHASERS TO CLOSE AT THE SECOND CLOSING
                   -----------------------------------------

          The obligation of each Purchaser to purchase the Second Preferred Shares to be purchased by it, to pay the Second Purchase Price at the Second Closing and to perform any obligations hereunder shall be subject to the satisfaction or waiver of the following conditions on or before the Second Closing Date:

          4.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of the Company contained in Section 7 hereof shall be true and correct in all material respects at and as of the Second Closing Date as if made at and as of such date.

          4.2  Compliance with this Agreement.  The Company shall have performed
               ------------------------------
and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Company on or before the Second Closing Date.

          4.3  Officer's Certificate.  Such Purchaser shall have received a
               ---------------------
certificate, dated the Second Closing Date and signed by the President or a Vice-President of the Company, certifying that the conditions set forth in Sections 4.1 and 4.2 hereof have been satisfied on and as of such date.

          4.4  Documents.  Such Purchaser shall have received copies of such
               ---------
documents as it reasonably may request in connection with the sale of the Second Preferred Shares and the transactions contemplated hereby.

          4.5  Purchase Permitted by Applicable Laws; Legal Investment.  The
               -------------------------------------------------------
acquisition of and payment for the Second Preferred Shares to be acquired by such Purchaser hereunder and the consummation of the transactions contemplated hereby with respect to such Purchaser (a) shall not be prohibited by any applicable law or governmental regulation, (b) shall not subject such Purchaser to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation and (c) shall be permitted by the laws and regulations of the jurisdictions to which it is subject.

          4.6  Opinion of Counsel.  Such Purchaser shall have received the
               ------------------
opinion of Kirkland & Ellis, counsel to the Company, dated the Second Closing Date, with respect to such matters as the Purchasers may reasonably request, in form and substance reasonably acceptable to the Purchasers.

          4.7  Approval of Counsel to the Purchasers.  All actions and
               -------------------------------------
proceedings hereunder and all documents required to be delivered by the Company hereunder or in connection with the consummation of the transactions contemplated hereby, shall have been reasonably acceptable to Paul, Weiss, Rifkind, Wharton & Garrison, counsel to such Purchaser, as to their form and substance.

          4.8  Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons, including, with respect to Contractual Obligations of the Company, necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the Second Preferred Shares or the Registration Rights Agreement shall have been obtained and be in full force and effect, and such Purchaser shall have been furnished with appropriate evidence thereof.

          4.9  No Material Adverse Change.  Since December 31, 1998, there shall
               --------------------------
have been no material adverse change, nor shall any such change be threatened, in the Condition of the Company since that date.

          4.10 Conduct of Business.  The Company shall have conducted its
               -------------------
business in the ordinary course from the date hereof to the Second Closing Date, and no extraordinary or other material transactions not in the ordinary course of business shall have occurred without such Purchaser's consent, it being understood and agreed that the acquisition by the Company of (i) all of the shares of capital stock of another Person or (ii) all or substantially all of the assets of another Person shall, if such transaction (or series of transactions) is approved by the Board of Directors of the Company, be considered to be a transaction conducted in the ordinary course of business for the purposes of this Section 4.10.

          4.11 Charter and By-Laws of the Company.  Except for the Certificate
               ----------------------------------
of Designation, no amendments to the Certificate of Incorporation or By-Laws of the Company as in effect on the First Closing Date shall have been effected.

          4.12 Market Conditions.  Between the First Closing Date and the Second
               -----------------
Closing Date, (a) trading in the Common Stock shall not have been suspended by the Commission or by the NYSE, (b) trading in securities generally on the NYSE shall not have been suspended or limited or minimum or maximum prices shall not have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall not have been imposed upon trading in securities generally by such exchange or by order of the Commission or any court or other Governmental Authority, (c) a general banking moratorium shall not have been declared by either Federal or New York State authorities and (d) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or, other than relating to Iraq or Kosovo, any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall not have occurred.

          4.13  No Litigation.  No action, suit, proceeding, claim or dispute
                -------------
shall have been brought or otherwise arisen at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries which would reasonably be expected to, (i) have a material adverse effect on the Condition of the Company or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          4.14  No Default or Breach.  Neither the Company nor any of its
                --------------------
Subsidiaries shall have been in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, would be materially adverse to the Condition of the Company or which could materially adversely affect the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          4.15  HSR Act.  The waiting period under the HSR Act with respect to
                -------
the Second Preferred Shares to be acquired by such Purchaser shall have expired or been terminated.

          4.16  Other Purchaser.  The Fund shall simultaneously be purchasing
                ---------------
all the Second Preferred Shares to be purchased by it under this Agreement.

          4.17  Credit Agreement Amendment.  The Credit Agreement Amendment
                --------------------------
shall not have been amended, modified or revoked.

          4.18  Stockholder Approval.  The stockholders of the Company shall
                --------------------
have duly approved at the Stockholders Meeting the issuance of the Second Preferred Shares pursuant to this Agreement.


                                   Article 5

                      CONDITIONS TO THE OBLIGATION OF THE
                     COMPANY TO CLOSE AT THE FIRST CLOSING
                     -------------------------------------

          The obligations of the Company to issue and sell the Preferred Shares to a Purchaser, and to consummate the transactions contemplated herein on the First Closing Date with respect to such Purchaser, shall be subject to the satisfaction or waiver of the following conditions on or before the First Closing Date:

          5.1   Representations and Warranties True.  The representations and
                -----------------------------------
warranties of such Purchaser contained in Article 8 hereof shall be true and correct in all material respects at and as of the First Closing Date as if made at and as of such date.

          5.2  Compliance with this Agreement.  Such Purchaser shall have
               ------------------------------
performed and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Purchasers on or before the First Closing Date.

          5.3  Issuance Permitted by Applicable Laws.  The issuance of the First
               -------------------------------------
Preferred Shares and the consummation of the transactions contemplated hereby by the Company (a) shall not be prohibited by any applicable law or governmental regulation, (b) shall not subject the Company to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation and (c) shall be permitted by the laws and regulations of the jurisdictions in which is it subject.

          5.4  Approval of Counsel to the Company.  All actions and proceedings
               ----------------------------------
hereunder and all documents required to be delivered by such Purchaser hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been reasonably acceptable to Kirkland & Ellis, counsel to the Company, as to their form and substance.

          5.5  Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons necessary or required in connection with the execution, delivery or performance by such Purchaser or enforcement against such Purchaser of this Agreement shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof.

          5.6  HSR Act.  The waiting period under the HSR Act with respect to
               -------
the First Preferred Shares to be acquired by such Purchaser shall have expired or been terminated.

          5.7  Amendment to the Credit Agreement.  The parties to the Credit
               ---------------------------------
Agreement (other than the Company) shall have executed and delivered the Credit Agreement Amendment.

          5.8  Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons, including, with respect to Contractual Obligations of the Company, necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the First Preferred Shares or the Registration Rights Agreement shall have been obtained and be in full force and effect.

                                   Article 6

                         CONDITIONS TO THE OBLIGATION
                 OF THE COMPANY TO CLOSE AT THE SECOND CLOSING
                 ---------------------------------------------

          The obligations of the Company to issue and sell the Second Preferred Shares to a Purchaser, and to consummate the transactions contemplated herein on the Second Closing Date with respect to such Purchaser, shall be subject to the satisfaction or waiver of the following conditions on or before the Second Closing Date:

          6.1  Representations and Warranties True.  The representations and
               -----------------------------------
warranties of such Purchaser contained in Article 8 hereof shall be true and correct in all material respects at and as of the Second Closing Date as if made at and as of such date.

          6.2  Compliance with this Agreement.  Such Purchaser shall have
               ------------------------------
performed and complied with all of its agreements and conditions set forth or contemplated herein that are required to be performed or complied with by the Purchasers on or before the Second Closing Date.

          6.3  Issuance Permitted by Applicable Laws.  The issuance of the
               -------------------------------------
Second Preferred Shares and the consummation of the transactions contemplated hereby by the Company (a) shall not be prohibited by any applicable law or governmental regulation, (b) shall not subject the Company to any penalty or, in its reasonable judgment, other onerous condition under or pursuant to any applicable law or governmental regulation and (c) shall be permitted by the laws and regulations of the jurisdictions in which is it subject.

          6.4  Approval of Counsel to the Company.  All actions and proceedings
               ----------------------------------
hereunder and all documents required to be delivered by such Purchaser hereunder or in connection with the consummation of the transactions contemplated hereby, and all other related matters, shall have been reasonably acceptable to Kirkland & Ellis, counsel to the Company, as to their form and substance.

          6.5  Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons necessary or required in connection with the execution, delivery or performance by such Purchaser or enforcement against such Purchaser of this Agreement shall have been obtained and be in full force and effect, and the Company shall have been furnished with appropriate evidence thereof.

          6.6  HSR Act.  The waiting period under the HSR Act with respect to
               -------
the Second Preferred Shares to be acquired by such Purchaser shall have expired or been terminated.

          6.7  Stockholder Approval.  The stockholders of the Company shall have
               --------------------
duly approved at the Stockholders' Meeting the issuance of the Second Preferred Shares pursuant to this Agreement.

          6.8  Consents and Approvals.  All consents, exemptions,
               ----------------------
authorizations, or other actions by, or notices to, or filings with, Governmental Authorities and other Persons, including, with respect to Contractual Obligations of the Company, necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the Second Preferred Shares or the Registration Rights Agreement shall have been obtained and be in full force and effect.


                                   Article 7

                              REPRESENTATIONS AND
                           WARRANTIES OF THE COMPANY
                           -------------------------

          The Company hereby represents and warrants to the Purchasers as follows:

          7.1  Corporate Existence and Power.  The Company, and each of its
               -----------------------------
Subsidiaries:

               (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization;

               (b) has (i) full corporate (or other organizational) power and authority and (ii) all governmental licenses, authorizations, consents and approvals to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged;

               (c) is duly qualified as a foreign person, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and

               (d) is in compliance with all Requirements of Law;

except, in the case of (b)(ii), (c) or (d) of this Section 7.1, to the extent that the failure to do so would not have a material adverse effect on the Condition of the Company.

          7.2  Corporate Authorization; No Contravention.  Except as set forth
               -----------------------------------------
on Schedule 7.2, the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement and the transactions contemplated hereby and thereby, including without limitation the issuance of the Preferred Shares and the Common Stock issuable upon the conversion of the Preferred
Shares:

               (a) is within the Company's corporate power and authority and has been duly authorized by all necessary corporate action;

               (b) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of the Company or any of its Subsidiaries, or any order or decree directly relating to the Company or any of its Subsidiaries; and

               (c) has been duly authorized by the Board of Directors of the Company and no other corporate proceedings on the part of the Company or its stockholders are necessary to authorize or approve the Agreement, the Registration Rights Agreement or the transactions contemplated hereby and thereby.

          7.3  Governmental Authorization; Third Party Consents.  No approval,
               ------------------------------------------------
consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person, is necessary or required in connection with the execution, delivery or performance by the Company or enforcement against the Company of this Agreement, the Preferred Shares, the Registration Rights Agreement or the transactions contemplated hereby or thereby, except for the filing required under the HSR Act.

          7.4  Binding Effect.  This Agreement has been duly executed and
               --------------
delivered by the Company, and at the Closing the Registration Rights Agreement will be duly executed and delivered by the Company. At the First Closing the First Preferred Shares will be duly executed and delivered by the Company and at the Second Closing the Second Preferred Shares shall be duly executed and delivered by the Company. Assuming it is enforceable against the Purchasers, this Agreement constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability. At the Closing, the Registration Rights Agreement and the Preferred Shares will constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforcement may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          7.5  No Legal Bar.  Neither the execution, delivery and performance of
               ------------
this Agreement and the Registration Rights Agreement nor the issuance or performance of the terms of the Preferred Shares will violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries or any rule or regulation of NYSE.

          7.6  Litigation.
               ----------

               (a) Except as set forth on Schedule 7.6, there are no actions, suits, proceedings, claims or disputes pending, or to the best knowledge of the Company, threatened, at law, in equity, in arbitration or before any Governmental Authority against the Company or any of its Subsidiaries:

                    (i) with respect to this Agreement, the Preferred Shares or the Registration Rights Agreement or any of the transactions contemplated hereby or thereby; or

                    (ii) which would, if adversely determined, (i) have a material adverse effect on the Condition of the Company or (ii) have a material adverse effect on the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

               (b) No injunction, writ, temporary restraining order, decree or any order of any nature has been issued by any court or other Governmental Authority purporting to enjoin or restrain the execution, delivery and performance of this Agreement, the Preferred Shares or the Registration Rights Agreement.

          7.7  No Default or Breach.  No event has occurred and is continuing
               --------------------
(or will occur as a result of the Company entering into this transaction) under this Agreement, the Preferred Shares or the Registration Rights Agreement which constitutes a default under or breach of any of the provisions of Article 10 or
11. Neither the Company nor any of its Subsidiaries is in default under or with respect to any Contractual Obligation in any respect, which, individually or together with all such defaults, would have a material adverse effect on the Condition of the Company or on the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          7.8  Title to Properties.  The Company and each of its Subsidiaries
               -------------------
have good and defensible title to, or hold leases in full force and effect in all their real property, except for such defects in title as could not, individually or in the aggregate, have a material adverse effect on the Condition of the Company or the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          7.9  Taxes.  The Company and its Subsidiaries have filed or caused to
               -----
be filed, or have properly filed extensions for, all income tax returns which are required to be filed and have paid or caused to be paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, except taxes the validity or amount of which is being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside. The Company and its Subsidiaries have paid or caused to be paid, or have established reserves that the Company reasonably believes to be adequate for all income tax liabilities applicable to the Company and its Subsidiaries for all fiscal years which have not been examined and reported on by the taxing authorities (or closed by applicable statutes).

          7.10  Financial Condition.  The Company heretofore has delivered to
                -------------------
the Purchasers true and correct copies of audited consolidated financial statements of the Company and its Subsidiaries dated as of December 31, 1997 (the "1997 Audited Financials") and December 31, 1998 (the "1998 Audited
      -----------------------                               ------------
Financials") and the unaudited consolidated financial statements of the Company
----------
and its Subsidiaries dated as of March 31, 1999  (the "1999 Interim
                                                       ------------
Financials").  The 1997 Audited Financials, 1998 Audited Financials and 1999
----------
Interim Financials have been prepared in accordance with GAAP applied consistently and present fairly in all material respects the consolidated financial condition of the Company as of the dates thereof and the consolidated results of operations of the Company for the period, or portion thereof, then ended (except in the case of the 1999 Interim Financials, for normal year-end adjustment and the absence of footnotes).

          7.11  No Material Adverse Change.  Since December 31, 1998, there has
                --------------------------
not been any material adverse change, nor to the knowledge of the Company is any such change threatened, in the Condition of the Company.

          7.12  Commission Documents.  The Company has filed all Commission
                --------------------
Documents and the Company has furnished the Purchasers correct and complete copies of the final version of all Commission Documents, each as filed with the Commission but without exhibits to any of them. Each Commission Document was true and accurate in all material respects when filed with the Commission and in compliance in all material respects with the requirements of its respective report form.

           7.13 Environmental Matters.  Except as set forth on Schedule 7.13:
                ---------------------

                (a) Neither the Company nor any of its Subsidiaries is in violation in any material respect of any applicable Environmental Law.

                (b) The Company and its Subsidiaries have all Permits required pursuant to Environmental Laws that are material to the conduct of the business of the Company or any of its Subsidiaries, and all such Permits are in full force and effect. The Company and its Subsidiaries have not received notice of any action, cause of action, suit, claim, complaint, demand, litigation or legal, administrative or arbitral proceeding or investigation to revoke, limit or modify any of such Permits. The Company and each of its Subsidiaries is in compliance in all material respects with all terms and conditions thereof.

               (c) There is no material Environmental Claim pending or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries.

               (d) The Company and its Subsidiaries have filed all material notices required under Environmental Laws indicating the past or present Release, generation, treatment, storage or disposal of Hazardous Substances.

               (e) Except for provisions contained in (i) acquisition agreements entered into by the Company or any of its Subsidiaries or (ii) leases of real property entered into by the Company or any of its Subsidiaries, neither the Company nor any of its Subsidiaries has entered into any written agreement with any Governmental Body or any other Person by which the Company or any of the Subsidiaries has assumed responsibility, either directly or as a guarantor or surety, for the remediation of any condition arising from or relating to a Release or threatened Release of Hazardous Substances into the environment.

               (f) To the knowledge of the Company, there is not any current or future obligation with respect to a Release or threatened Release of Hazardous Substances for which the Company or any of its Subsidiaries may be directly or indirectly responsible in an amount in excess of $250,000.

               (g) Except in cases which would not give rise to any liability of the Company or any of its Subsidiaries under any Environmental Law in excess of $250,000, there is not now and has not been at any time in the past at, on or in any of the real properties owned, leased or operated by the Company or any of its Subsidiaries: (i) any generation, use, handling, Release, treatment, recycling, storage or disposal of any Hazardous Substances; (ii) any UST, surface impoundment, lagoon, landfill, solid waste disposal area, or other containment facility (past or present) for the temporary or permanent storage, treatment or disposal of Hazardous Substances; (iii) any asbestos-containing material; (iv) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment; (v) any Release or threatened Release, or any visible signs of Releases or threatened Releases, of a Hazardous Substance in form or quantity requiring Remedial Action under Environmental Laws; or (vi) any Hazardous Substances present at such property, excepting such quantities as are handled in accordance with all applicable Environmental Laws.

               (h) Except in cases which would not give rise to any liability of the Company or any of its Subsidiaries under any Environmental Law in excess of $250,000, neither the Company or any of its Subsidiaries has transported, stored, treated or disposed, nor has it allowed or arranged for any third persons to transport, store, treat or dispose, any Hazardous Substance to or at:
(i) any location other than a site lawfully permitted to receive such substances for such purposes, or (ii) any location designated for Remedial Action pursuant to Environmental Laws; nor has it performed, arranged for or allowed by any method or procedure such transportation or disposal in contravention of any Environmental Laws or in any other manner that may result in Environmental Compliance Costs or in an Environmental Claim.

               (i) The Company and each of its Subsidiaries is in full compliance with the upgrade requirements for USTs in effect as of December 31, 1998 pursuant to the Resource Conservation and Recovery Act, 42 U.S.C. (S) 6901 et seq., except for such noncompliance as would not, individually or in the
-- ---
aggregate, have a material adverse effect on the Condition of the Company or the ability of the Company to perform its obligations under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          7.14 Investment Company.  Neither the Company nor any Person
               ------------------
controlling the Company is an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          7.15 Subsidiaries.  Schedule 7.15 sets forth a complete and accurate
               ------------
list of all of the Subsidiaries of the Company together with their respective jurisdictions of incorporation or organization. Except as set forth on Schedule 7.15, each such Subsidiary is directly or indirectly wholly owned by the Company.

          7.16 Capitalization.  As of the date hereof, the authorized capital
               --------------
stock of the Company consists of 100,000,000 shares of Common Stock, par value $.0l per share, and 10,000,000 shares of preferred stock, par value $.01 per share, of which as of the date hereof, 24,121,885 shares of Common Stock and no shares of preferred stock are issued and outstanding. Except as set forth on
Schedule 7.16, there are no shares of capital stock of the Company reserved for issuance. All of the outstanding shares of capital stock of the Company have been duly authorized and are fully paid and non-assessable. The Preferred Shares when issued upon payment of the Purchase Price, and the shares of Common Stock when issued upon conversion of the Preferred Shares, will be duly authorized, and, in each case, validly issued, fully paid and nonassessable. Except as set forth on Schedule 7.16 or in the Certificate of Designation, there are no options, warrants or other rights to purchase shares of capital stock or other securities of the Company, nor is the Company obligated in any manner to issue shares of its capital stock or other securities. Except as contemplated hereby and for relevant state and federal securities laws, there are no restrictions on the transfer of shares of capital stock of the Company.

          7.17 Solvency.  On and as of the Closing Date, after giving effect to
               --------
the transactions contemplated in this Agreement, the Company will be Solvent.

          7.18 Private Offering.  No form of general solicitation or general
               ----------------
advertising was used by the Company or, to its knowledge, its representatives in connection with the offer or sale of the Preferred Shares. No registration of the Preferred Shares pursuant to the provisions of the Securities Act or, assuming the accuracy of the representations of the Purchasers in Sections 8.5, 8.6 and 8.7, any state securities or "blue sky" laws will be required by the offer, sale or issuance of the Preferred Shares pursuant to this Agreement. The Company agrees that neither it, nor anyone acting on its behalf, will offer or sell the Preferred Shares or any other security so as to require the registration of the Preferred Shares pursuant to the provisions of the Securities Act or any state securities or "blue sky" laws, unless such Preferred Shares are so registered.

          7.19 Broker's, Finder's or Similar Fees.  Except as set forth herein,
               ----------------------------------
there are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Company or any of its Subsidiaries, or any action taken by any such entity.

          7.20 Full Disclosure.  No statement by the Company contained in (i)
               ---------------
this Agreement or (ii) any Commission Documents or any other documents, certificates, notices or consents (collectively, "Documents") delivered to any
                                                  ---------
Purchaser in connection with the purchase and sale of the Preferred Shares at or prior to the Closing contains (or will contain) an untrue statement of a material fact or omits (or will omit) to state a material fact required to be stated therein or necessary to make the statements made, in the light of the circumstances in which made, not materially false or misleading.

          7.21 Year 2000 Compliance.  Except as set forth in Schedule 7.21, all
               --------------------
computer hardware and software (including all computer hardware and software contained in imbedded systems) used in the business of the Company and its Subsidiaries (whether such hardware and software is owned by the Company and its Subsidiaries or is licensed from third parties) (collectively, the "Technology
                                                                    ----------
Systems") is designed to be used prior to, during and after the calendar year
-------
2000 and such hardware and software will continue to operate during each such time period to accurately process date data (including, but not limited to calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries, including leap year calculations (the "Year 2000
                                                               ---------
Compliance"), except where to the failure to be so designed or to so operate
----------
would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company. The occurrence of the calendar year 2000 will not affect the Technology Systems of the Company and its Subsidiaries, except to the extent that such occurrence would not have a material adverse effect on the Condition of the Company. To the knowledge of the Company, no material expenditures in excess of currently budgeted items is necessary to cause Technology Systems to operate properly prior to, during and after the calendar year 2000. The Company and its Subsidiaries have taken reasonable steps to determine whether the failure of any third parties with which the Company and its Subsidiaries have a material relationship to achieve Year 2000 Compliance could have a material adverse effect on the Condition of the Company.

          7.22 No Undisclosed Financial Liabilities.  Except as set forth on
               ------------------------------------
Schedule 7.22, the Company and its Subsidiaries, after giving effect to the transactions contemplated hereby, will not have any direct or indirect indebtedness, liability (including, without limitation, product liability or warranty claim), obligation, whether known or unknown, fixed or unfixed, contingent or otherwise, and whether or not of a kind required by GAAP to be set forth on a financial statement (collectively "Financial Liabilities"), other
                                              ---------------------
than (i) Financial Liabilities fully and adequately reflected on the 1998 Audited Financials, (ii) those incurred since December 31, 1998 in the ordinary course of business, (iii) Financial Liabilities incurred pursuant to this Agreement and (iv) such additional Financial Liabilities that would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company.

          7.23 Registration Rights Agreement.  Schedule 7.23 sets forth all
               -----------------------------
agreements to which the Company or any Subsidiary is a party or by which it is bound relating to the registration of its securities or, in the case of a Subsidiary, the securities of the Company. None of the agreements listed on
Schedule 7.23 grants any registration rights to any Person which are inconsistent with the rights to be granted to the Purchasers in the Registration Rights Agreement.

          7.24 Trade Relations.  To the best knowledge of the Company, there
               ---------------
exists no actual or threatened termination, cancellation or limitation of, or any adverse modification or change in, the business relationship or business of the Company and its Subsidiaries taken as a whole or their business with any customer or any group of customers which is individually or in the aggregate material to the business of the Company and its Subsidiaries taken as a whole, or with any material supplier.

          7.25 Material Contracts.  Neither the Company nor any of its
               ------------------
Subsidiaries is a party to any Contractual Obligation and is not subject to any charge, corporate restriction, judgment, injunction, decree or Requirement of Law materially adversely affecting, or which may adversely affect the Condition of the Company. Filed as exhibits to the Commission Documents are all contracts, agreements and commitments of the Company and any Subsidiary, whether written or oral, including without limitation, any dealer agreements, other than (a) this Agreement and the Registration Rights Agreement, (b) purchase orders in the ordinary course of the Company's and any Subsidiary's business, and (c) any other contracts, agreements and commitments of the Company or any of its Subsidiaries that (i) do not extend beyond December 31, 2000 and involve the receipt or payment of not more than $50,000, and (ii) are not material to the Condition of the Company. All of the contracts, agreements and commitments of the Company and its Subsidiaries filed as exhibits to the Commission Documents are in full force and effect and binding upon the parties thereto in accordance with their terms. Neither the Company nor any of its Subsidiaries, nor, to the knowledge of the Company or any of its Subsidiaries, any other party to such contracts, agreements and commitments, is in default thereunder, nor does any condition exist that with notice or lapse of time, or both would constitute a default thereunder. Neither the Company nor any of its Subsidiaries has any knowledge of any proposed, pending, or likely cancellation or termination of any such contract, agreement or commitment. No violations under dealer agreements exist, including without limitation, with respect to territorial exclusivity.

          7.26 Business Plan.  Prior to the date hereof, the Company delivered
               -------------
to each Purchaser its business plans for fiscal year 1999 attached as Schedule
7.26 (the "Business Plan").  The assumptions used in preparation of the Business
           -------------
Plan were reasonable when made and continue to be reasonable as of the Closing Date. The Business Plan has been prepared in good faith and the Business Plan gives effect to the transactions contemplated by this Agreement. Each Purchaser acknowledges that the Business Plan contains assumptions about future events and that actual results during the period or periods covered may differ from the data and results contained in such Business Plan.

          7.27 Internal Controls.  The Company and the Subsidiaries maintain a
               -----------------
system of internal accounting controls sufficient to provide reasonable assurances that, to the knowledge of the Company, (a) transactions are executed in accordance with management's general or specific authorization; (b) transactions are recorded as necessary (i) to permit preparation of financial statements in conformity with generally accepted accounting principles and (ii) to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any material differences.

          7.28 ERISA.  Neither the Company nor any of the Subsidiaries has
               -----
violated any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules and regulations promulgated thereunder,
             -----
except for such violations which, singly or in the aggregate, would not have a material adverse effect on the Condition of the Company.

          7.29 Labor Relations.  (i)   Neither the Company nor any of its
               ---------------
Subsidiaries is in breach of any collective bargaining agreement, (ii) the Company and each of its Subsidiaries is in substantial compliance with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours, including but not limited to, the Workers Adjustment and Retraining Notification Act, and neither the Company nor any of its Subsidiaries is engaged in any unfair labor practice, (iii) there is no unfair labor practice complaint against the Company or any of its Subsidiaries pending before the National Labor Relations Board, (iv) there is no labor strike, material dispute, slowdown or stoppage actually pending or, to the best of the Company's or any Subsidiary's knowledge, threatened against or affecting the Company or any of its Subsidiaries, (v) with respect to the Company or any of its Subsidiaries, no material grievance or arbitration proceeding arising out of or under collective bargaining agreements is pending or exists and, to the best of the Company's or any Subsidiary's knowledge, no claim therefor is threatened, and (vi) neither the Company nor any of its Subsidiaries (after the date any such Subsidiary became a Subsidiary of the Company) has experienced any work stoppage since inception.


                                   Article 8

                        REPRESENTATIONS AND WARRANTIES
                        AND COVENANTS OF THE PURCHASERS
                        -------------------------------

          Each of the Purchasers represents and warrants (as to itself only) to, and covenants and agrees (as to itself only) with, the Company as follows:

          8.1  Existence and Power.  Such Purchaser:
               -------------------

               (a) is duly organized and validly existing under the laws of the jurisdiction of its organization; and

               (b) has the power and authority to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently, or is currently proposed to be, engaged.

          8.2  Authorization; No Contravention.  The execution, delivery and
               -------------------------------
performance by such Purchaser of this Agreement:

               (a) is within such Purchaser's power and authority and has been duly authorized by all necessary action;

               (b) does not contravene the terms of such Purchaser's Agreement of Limited Partnership or other organizational document, or any amendment thereof or any other Requirement of Law; and

               (c) will not violate, conflict with or result in any breach or contravention of or the creation of any Lien under, any Contractual Obligation of such Purchaser, or any order or decree directly relating to such Purchaser.

          8.3  Binding Effect.  This Agreement and, when executed by the Company
               --------------
on the First Closing Date, the Registration Rights Agreement has been duly executed and delivered by such Purchaser, constitutes the legal, valid and binding obligation of such Purchaser enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

          8.4  No Legal Bar.  The execution, delivery and performance of this
               ------------
Agreement will not violate any Requirement of Law or any Contractual Obligation of such Purchaser.

          8.5  Investment Representations.  Such Purchaser understands that
               --------------------------
neither the Preferred Shares nor any Common Stock issuable upon conversion of the Preferred Shares has been registered under the Securities Act and that the certificates for such securities will bear a legend to that effect.

          8.6  Purchase for Own Account.  The Preferred Shares (including, for
               ------------------------
purposes of this Section 8.6, the Common Shares issuable upon conversion of the Preferred Shares) to be acquired by such Purchaser pursuant to this Agreement are being acquired for its own account and with no intention of distributing or reselling such securities or any part thereof in any transaction that would be in violation of the securities laws of the United States of America, or any state, without prejudice, however, to the rights of such Purchaser at all times to sell or otherwise dispose of all or any part of the Preferred Shares under an effective registration statement under the Securities Act, or under an exemption from such registration available under the Securities Act, and subject, nevertheless, to the disposition of such Purchaser's property being at all times within its control. If such Purchaser should in the future decide to dispose of any Preferred Shares, such Purchaser understands and agrees that it may do so only in compliance with the Securities Act and applicable state securities laws, as then in effect, and that stop-transfer instructions to that effect, where applicable, will be in effect with respect to such Preferred Shares. If such Purchaser should decide to dispose of any Preferred Shares, other than pursuant to the provisions of the Registration Rights Agreement, such Purchaser, if requested by the Company, will have the obligation in connection with such disposition, at such Purchaser's expense, of delivering an opinion of counsel of recognized standing in securities law, in connection with such disposition to the effect that the proposed disposition of the Preferred Shares would not be in violation of the Securities Act or any applicable state securities laws and, assuming such opinion is required and is otherwise appropriate in form and substance under the circumstances, the Company will accept, and will recommend to any applicable transfer agent or trustee for any of the Preferred Shares that it accept, such opinion. Such Purchaser agrees to the imprinting, so long as required by law, of a legend on certificates representing all of the Preferred Shares and the shares of Common Stock issued on conversion thereof to the following effect:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

          8.7  Accredited Investor.  Such Purchaser is an "accredited investor"
               -------------------
as that term is defined in Regulation D promulgated under the Securities Act.

          8.8  Broker's, Finder's or Similar Fees.  There are no brokerage
               ----------------------------------
commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with such Purchaser or any action taken by such Purchaser.

          8.9  Standstill.  Each Purchaser agrees that, unless otherwise agreed
               ----------
by the Company in writing, for a period of three years from the First Closing Date it will not acquire any Voting Stock of the Company if as a result of such acquisition, the Purchasers and their Affiliates will beneficially own in the aggregate in excess of 49% of the Voting Stock of the Company. Notwithstanding anything to the contrary in the immediately preceding sentence, BBH&Co. shall be entitled to process any unsolicited orders to buy any Voting Stock of the Company and BBH&Co. shall be entitled to solicit orders to purchase or recommend that Persons purchase Voting Stock of the Company.

          8.10 Additional Representations.  (a) With respect to any Closing that
               --------------------------
occurs prior to June 30, 1999, the Fund hereby represents and warrants to the Company that the "person", as defined in Section 801.1(a)(1) of the Rules (the "Rules") promulgated under the HSR Act, within which the Fund is included, does not have annual net sales or total assets of $10,000,000 or more as determined in accordance with the HSR Act and Rules.

               (b) CIP hereby represents and warrants to the Company that no filing is required under the HSR Act in connection with its purchase of the First Preferred Shares and Second Preferred Shares to be purchased by it.


                                   Article 9

                                INDEMNIFICATION
                                ---------------

          9.1  Indemnification by the Company.  In addition to all other sums
               ------------------------------
due hereunder or provided for in this Agreement, the Company agrees to indemnify and hold harmless each Purchaser and its Affiliates (including, without limitation, Brown Brothers Harriman & Co. and Lexington Partners, Inc. ) and their respective officers, directors, agents, employees, subsidiaries, partners and controlling persons (each, an "Indemnified Party") to the fullest extent
                                   -----------------
permitted by law from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities ("Liabilities") resulting from any breach of any covenant,
              -----------
agreement, representation or warranty of the Company in this Agreement or any legal, administrative or other actions

(including actions brought by the Company or any equity holders of the Company or derivative actions brought by any Person claiming through the Company or in the Company's name), proceedings or investigations (whether formal or informal), or written threats thereof, based upon, relating to or arising out of this Agreement, the Preferred Shares, the Registration Rights Agreement, the transactions contemplated hereby or thereby, or any indemnified person's role therein or in the transactions contemplated hereby or thereby as long as a written claim thereof is made before the expiration of the relevant survival period set forth in Section 12.1 below; provided, however, that the Company
                                        --------  -------
shall not be liable under this Section 9.1: (a) for any amount paid in settlement of claims without the Company's consent (which consent shall not be unreasonably withheld) or (b) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct, bad faith or gross negligence of such Indemnified Party or any Affiliate thereof; provided, further, that if and to the extent that such indemnification
         --------  -------
is unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified liability which shall be permissible under applicable laws. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company further agrees to reimburse each Indemnified Party for all such expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such Indemnified Party; provided, however, that if an Indemnified Party is reimbursed
                   --------  -------
hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the willful misconduct, bad faith or gross negligence of such Indemnified Party or any Affiliate thereof.

          9.2   Notification.  Each Indemnified Party under this Article 9 will,
                ------------
promptly after the receipt of notice of the commencement of any action or other proceeding against such Indemnified Party in respect of which indemnity may be sought from the Company under this Article 9, notify the Company in writing of the commencement thereof. The omission of any Indemnified Party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such Indemnified Party (i) other than pursuant to this
Article 9 or (ii) under this Article 9 unless, and only to the extent that, such omission results in the Company's forfeiture of substantive rights or defenses. In case any such action or other proceeding shall be brought against any Indemnified Party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such Indemnified Party; provided, however, that any Indemnified Party may, at
                        --------  -------
its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an Indemnified Party is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, (a) there are or may be legal defenses available to such Indemnified Party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such Indemnified Party that would make such separate representation advisable; provided, however,
                                                              --------  -------
that in no event shall the Company be required to pay fees and expenses under this Article 9 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. The Company agrees that the Company will not, without the prior written consent of such Purchaser, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of such Purchaser and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. The rights accorded to Indemnified Parties hereunder shall be in addition to any rights that any Indemnified Party may have at common law, by separate agreement or otherwise.

          9.3   Registration Rights Agreement.  Notwithstanding anything to the
                -----------------------------
contrary in this Article 9, the indemnification and contribution provisions of the Registration Rights Agreement shall govern any claim made with respect to registration statements filed pursuant thereto or sales made thereunder.


                                  Article 10

                             AFFIRMATIVE COVENANTS
                             ---------------------

          The Company hereby covenants and agrees (a) with each Purchaser, with respect to all of this Article 10, and (b) with any other Qualified Holder, with respect to all of this Article 10 except Sections 10.1(c),(d) and (e), 10.9,
10.10 and 10.12:

          10.1  Financial Statements. The Company shall promptly deliver to such
                --------------------
Purchaser and (except with respect to Section 10.1(c),(d) and (e)) any other Qualified Holder:

                (a) as soon as available, but not later than ninety (90) days after the end of each fiscal year of the Company, a copy of the audited consolidated balance sheet of the Company and its Subsidiaries as of the end of such year and the related consolidated statements of income and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous year, all in reasonable detail and accompanied by a management discussion and analysis of the operations of the Company and its Subsidiaries for such fiscal year and by the opinion of PricewaterhouseCoopers LLP (or any successor thereto) or another nationally recognized independent public accounting firm which report shall state that such consolidated financial statements present fairly in all material respects the financial position for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with respect to which such accounting firm concurs); provided, however, that the delivery of a copy of the
                          -----------------
Company's Annual Report on Form 10-K shall satisfy the requirements of this
Section 10.1(a);

               (b) commencing with the fiscal period ending on June 30, 1999, as soon as available, but in any event not later than forty-five (45) days after the end of each of the first three fiscal quarters of each year, the unaudited consolidated balance sheet of the Company and its Subsidiaries, and the related consolidated statements of income and cash flow for such quarter and for the period commencing on the first day of the fiscal year and ending on the last day of such quarter, all certified by an appropriate officer of the Company; provided, however that the delivery of a copy of the Company's Quarterly Report
--------  -------
on Form 10-Q shall satisfy the requirements of this Section 10.1(b);

               (c) commencing with the month ending on April 30, 1999, as soon as available, but in any event not later than thirty (30) days after the end of each month, the unaudited monthly and year-to-date financial statements setting forth in each case, in comparative form, the figures for the previous year and the budget figures, all certified by an appropriate officer of the Company;

               (d)   as soon as available and in any event not later than thirty
(30) days prior to the end of each fiscal year, the financial plan of the Company and its Subsidiaries for the next succeeding fiscal year, including cash flow projection and operating budget, calculated monthly, and as soon as available any updates or revisions to such financial plan;

               (e) annual budgets and such other financial and operating data of the Company and its Subsidiaries, as any Purchaser reasonably may request, to the extent that such information is formally prepared for the Company's Chairman, President, Board of Directors, banks, other lenders, security holders, the SEC or the financial community;

               (f) at any time when it is not subject to Section 13 or 15(d) of the Exchange Act, upon request, to such Purchaser and prospective purchasers of the Preferred Shares, information of the type that would satisfy the requirement of subsection (d)(4)(i) of Rule 144A (or any similar successor provision) under the Securities Act; and

               (g) except as otherwise provided in Section 10.1(a) and (b), promptly after the same are filed, copies of all Commission Documents.

          10.2 Certificates; Other Information.  The Company shall furnish to
               -------------------------------
such Purchaser and to any other Qualified Holder:

               (a) concurrently with the delivery of the financial statements referred to in Section 10.1(a) or 10.1(b), a certificate of the Company's Chief Financial Officer stating that to the best of knowledge of such officer there is no default under or breach of Articles 10 and 11, except as specified in such certificates; and

               (b) promptly upon receipt, copies of all accountants' management letters and all certificates relating to compliance, defaults, material litigation, and other material adverse changes.

          10.3 Preservation of Corporate Existence.  Except in connection with a
               -----------------------------------
Change of Control, the Company shall, and shall cause each of its Subsidiaries to:

               (a) preserve and maintain in full force and effect its corporate or organizational existence and good standing under the laws of its jurisdiction of incorporation or organization except as permitted by Section 11.2;

               (b) preserve and maintain in full force and effect all material rights, privileges, qualifications, licenses and franchises necessary in the normal conduct of its business; and

               (c) use its reasonable efforts to preserve its business organization.

          10.4 Payment of Obligations.  The Company shall, and shall cause its
               ----------------------
Subsidiaries to, pay and discharge as the same shall become due and payable, all their respective obligations and liabilities, including without limitation:

               (a) all tax liabilities, assessments and governmental charges or levies upon it or its properties or assets, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary;

               (b) all lawful claims which the Company and each of its Subsidiaries is obligated to pay, which are due and which, if unpaid, might by law become a Lien upon its property, unless the same are being contested in good faith by appropriate proceedings and adequate reserves in accordance with GAAP are being maintained by the Company or such Subsidiary; and

               (c) all payments of principal of and interest on Indebtedness when due (giving effect to any grace periods relating thereto);

except, in the case of (a), (b) and (c) of this Section 10.4, to the extent that the failure to do so would not, individually or in the aggregate, have a material adverse effect on the Condition of the Company.

          10.5 Compliance with Laws.  The Company shall comply, and shall cause
               --------------------
each Subsidiary to comply, in all material respects with all Requirements of Law and with the directions of any Governmental Authority having jurisdiction over it or its business, except such as to which such failure to comply would not have a material adverse effect on the Condition of the Company.

          10.6 Notices.  Upon knowledge of the Chief Executive Officer, the
               -------
President or the Chief Financial Officer of the Company of the events described in this Section 10.6, the Company shall give written notice within 15 days to each Purchaser of any (i) material default or event of default under any material Contractual Obligation of the Company or any of its Subsidiaries, or
(ii) material dispute, litigation, investigation, proceeding or suspension which may exist at any time against the Company, or any of its Subsidiaries or its assets, each accompanied by a statement setting forth details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto.

          10.7 Issue Taxes.  The Company shall pay, or cause to be paid, all
               -----------
documentary and similar taxes levied under the laws of any applicable jurisdiction in connection with the issuance of the Preferred Shares and the execution and delivery of the other agreements and documents contemplated hereby and any modification of the Preferred Shares or such other agreements and documents and will hold such Purchaser harmless, without limitation as to time, against any and all Liabilities with respect to all such taxes.

          10.8 Reservation of Shares.  The Company shall at all times reserve
               ---------------------
and keep available out of its authorized Common Stock, solely for the purpose of issue or delivery upon conversion of the Preferred Shares as provided in the Certificate of Designation, such number of shares of Common Stock as shall then be issuable or deliverable upon the conversion of all outstanding Preferred Shares. Such shares of Common Stock shall, when issued or delivered in accordance with the Certificate of Designation, be duly and validly issued and fully paid and non-assessable. The Company shall issue the Common Stock into which the Preferred Shares are convertible upon the proper surrender of the Preferred Shares in accordance with the provisions of the Certificate of Designation and shall otherwise comply with the terms thereof.

          10.9 Inspection.
               ----------

               (a) The Company will permit, and will cause each of its Subsidiaries to permit, representatives of each of the Purchasers to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with their respective directors, officers and independent public accountants, all at such reasonable times during normal business hours and as often as may be reasonably requested, upon reasonable advance notice to the Company.

                (b) Each Purchaser will utilize reasonable good faith efforts to maintain as confidential any information obtained from the Company or its Subsidiaries (to the extent such Purchaser is advised by the Company that such information is confidential) pursuant to Sections 10.1, 10.2, 10.6, 10.9 and
10.10 (other than information which (i) at the time of disclosure or thereafter is generally available to and known by the public (other than as a result of a disclosure directly or indirectly by such Purchaser or any of its representatives), (ii) is available to such Purchaser on a non-confidential basis from a source other than the Company or its Subsidiaries; provided that
                                                                --------
such source was not known by such Purchaser to be bound by a confidentiality agreement with the Company or any of its Subsidiaries, (iii) has been independently developed by such Purchaser or (iv) which was obtained more than one year prior to such disclosure); provided, however, each Purchaser may
                                    --------  -------
disclose information (a) to its advisors, representatives, agents, partners (and their representatives and advisors) and employees, (b) to any prospective transferee of the Preferred Shares or the Common Shares issuable on the conversion of the Preferred Shares or of an interest in such Purchaser or in a successor fund sponsored by the general partner of such Purchaser, (c) as may be required by law (including a court order, subpoena or other administrative order or process) or applicable regulations to which such Purchaser is or becomes subject, (d) in connection with any litigation arising out of or related to this Agreement, (e) to the executive officers of the Company or any of its Subsidiaries, or (f) with the consent of the Company.

          10.10 Board Representation.
                --------------------

                (a) The Company shall, at or prior to the First Closing Date, cause one vacancy to be created on its Board of Directors (by increasing the number of members of the Board of Directors or otherwise) and at such date shall cause one person designated by the Fund to be elected to its Board of Directors. Such designee shall serve until the next succeeding annual meeting of stockholders of the Company to be held after such election.

                (b) Commencing with such next succeeding annual meeting of stockholders of the Company referred to in Section 10.10(a), and at each annual meeting of stockholders of the Company thereafter, so long as the Fund holds 20% of the shares of Common Stock issued or issuable upon conversion of the Preferred Shares (whether or not the Preferred Shares have been converted) acquired by the Fund on the First Closing Date and Second Closing Date, if any, the Fund shall be entitled to designate one director to the Company's Board of Directors. The Company shall cause such designee of the Fund to be included in the slate of nominees recommended by the Board to the Company's stockholders for election as directors, and the Company shall use its reasonable best efforts to cause the election of such designee, including voting all shares for which the Company holds proxies (unless otherwise directed by the stockholder submitting such proxy) or is otherwise entitled to vote, in favor of the election of such person. Notwithstanding the foregoing, if the Fund has not designated a person pursuant to Section 10.10(a) and is entitled to do so, the Fund shall be entitled to receive all notices and materials distributed to the members of the Board of Directors of the Company, and to designate one person who shall be entitled to attend all meetings of the Board of Directors and committees thereof and to receive minutes of all such meetings upon preparation thereof.

               (c) In the event such designee of the Fund shall cease to serve as a director for any reason, other than by reason of the Fund not being entitled to designate a designee as provided in Section 10.10(b), the Company shall use its reasonable best efforts to cause the vacancy resulting thereby to be filled by a designee of the Fund.

               (d) In addition to the rights granted pursuant to Sections 10.10(a), (b) and (c) above, (i) so long as the Fund holds 20%of the shares of Common Stock issued or issuable upon conversion of the Preferred Shares (whether or not the Preferred Shares have been converted) acquired by the Fund on the First Closing Date and the Second Closing Date, if any, the Fund shall have the right to have a representative attend all regular and special meetings of the Board of Directors of the Company and (ii) so long as CIP holds 20%of the shares of Common Stock issued or issuable upon conversion of the Preferred Shares (whether or not the Preferred Shares have been converted) acquired by CIP on the First Closing Date and the Second Closing Date, if any, CIP shall have the right to have a representative attend all regular and special meetings of the Board of Directors of the Company. These visitation rights shall include the right to receive the same notice and materials provided to the Board at the same time as provided to the Board.

          10.11 Registration and Listing. If any shares of Common Stock required
                ------------------------
to be reserved for purposes of conversion of the Preferred Shares as provided in the Certificate of Designation require registration with or approval of any Governmental Authority under any Federal or state or other applicable law before such Common Stock may be issued or delivered upon conversion, the Company will endeavor in good faith and as expeditiously as possible to cause such Common Stock to be duly registered or approved, as the case may be, unless such registration or approval is required solely because of a breach of such Purchaser's representation contained in Section 8.6. So long as the Common Stock is quoted on the NYSE or listed on any national securities exchange, the Company, if permitted by the rules of such system or exchange, will quote or list and keep quoted or listed on such system or exchange, upon official notice of issuance, all Common Stock issuable or deliverable upon conversion of the Preferred Shares. In addition, at the request of such Purchaser, the Company will endeavor in good faith and as expeditiously as possible to obtain private placement numbers for the Preferred Shares and the Common Stock issued upon conversion of the Preferred Shares, assigned by the CUSIP Service Bureau of Standard & Poors' ratings group and make such securities PORTAL and DTC eligible.

          10.12 HSR Act Filing.  The Company shall prepare and file, and
                --------------
cooperate with each Purchaser so that it may prepare and file, in each case within five Business Days of a request by such Purchaser, notification and report forms in compliance with the HSR Act, and shall otherwise fully comply with the requirements of the HSR Act. The Company shall bear all of its own expenses and all out-of-pocket expenses (including filing fees and reasonable attorneys' fees, charges and expenses) of each Purchaser in connection with any such preparation and filing.

          10.13 Additional Registration Rights.  The Company shall not provide
                ------------------------------
any registration rights with respect to its securities which are inconsistent with those granted under the Registration Rights Agreement or grant rights with respect to its securities for a "shelf" registration if similar rights are not then provided to the Purchasers in the Registration Rights Agreement.

          10.14 Change of Control Offer.
                -----------------------

                (a) If a Change of Control (as defined below) occurs, then the Company shall within 5 Business Days thereafter offer to purchase from each Holder of Preferred Shares (a "Change of Control Offer"), and thereafter shall
                                ----------------------
purchase from each Holder which accepts such Change of Control Offer, all (but not less than all) outstanding Preferred Shares then held by such Holder pursuant to such Change of Control Offer at a purchase price equal to the greater of: (A) the amount, if any, that each Holder of shares of Preferred Stock would be entitled to receive per share of Common Stock in connection with such Change of Control if such Holder of Preferred Stock had converted its shares immediately prior to any relevant record date or payment in connection with such Change of Control, or (B) $20.00 in cash per share of Common Stock assuming such Holder of Preferred Stock had converted its shares of Preferred Stock immediately prior to any relevant record date or payment in connection with such Change of Control or otherwise immediately prior to the occurrence of such Change of Control, not sooner than 20 days and not later than 40 days after the date of such notice (subject to compliance with applicable securities laws); provided, that notwithstanding anything to the contrary contained herein, any
--------
payment required to be made in connection with the approval by the stockholders of the Company of a transaction described in clauses (iv) and (v) of the definition of "Change of Control" shall be made simultaneously with the consummation of such transaction and any such payment shall not be required to be made if such transaction does not occur. For the purposes of clause (A) of the preceding sentence, if, in connection with a Change of Control, the holders of shares of Common Stock are to receive securities of another Person that are listed or admitted to trading on a national securities exchange or quoted in the over-the-counter market, the amount that a Holder of shares of Preferred Stock would be entitled to receive per share of Common Stock in connection with such Change of Control shall be deemed to be equal to an amount which is 95% of the Market Price of the securities to be received per share of Common Stock calculated as of the Trading Day immediately preceding the occurrence of the transaction contemplated by such Change of Control.

          A "Change of Control" of the Company shall be deemed to have occurred:
             -----------------

               (i) At such time as any Person or "group" (within the meaning of Section 13(d)(3) of the Exchange Act) other than the Principal Stockholders is or becomes the beneficial owner, directly or indirectly, of outstanding shares of stock of the Company entitling such Person or Persons to exercise 50% or more of the total votes entitled to be cast at a regular or special meeting, or by action by written consent, of the stockholders of the Company in the election of directors (the term "beneficial owner" shall
                                                         ----------------
     be determined in accordance with Rule 13d-3 of the Exchange Act);

               (ii) If a majority of the Board of Directors of the Company shall consist of Persons other than Continuing Directors. The term "Continuing Director" shall mean any member of the Board of Directors on
     --------------------
     the First Closing Date, any director elected pursuant to Section 10.10 and any other member of the Board of Directors who shall be recommended or elected to succeed a Continuing Director by a majority of Continuing Directors who are the members of the Board of Directors;

               (iii) If immediately after any merger, consolidation, combination, reclassification or recapitalization or similar transaction, the Principal Stockholders shall be the beneficial owner (as such term is defined in clause (i) above), directly or indirectly, of outstanding shares of stock of the Company (or any Person surviving such transaction) entitling the Principal Stockholders to exercise 50% or more of the total voting power of all classes of stock of the Company (or the surviving Person in such transaction) entitled to vote in the elections of the directors and, in anticipation of, in connection with or as a result of, such transaction, the Company (or such surviving Person) shall have incurred or issued additional Indebtedness such that the total Indebtedness so incurred or issued equals at least 50% of the consideration payable in such transaction; provided, however, that any such transaction shall not be
                       --------  -------
     considered a Change of Control if the Holders shall have participated therein on no less than a pari passu basis (assuming conversion of all of
                               ---- -----
     the Holders' Preferred Shares into Common Stock) with the Principal Stockholders;

               (iv) At such time as the stockholders of the Company shall have approved a reorganization, merger or consolidation or similar transaction, in each case, with respect to which all or substantially all the Persons who were the beneficial owners of the outstanding shares of capital stock of the Company immediately prior to such reorganization, merger or consolidation, beneficially own, directly or indirectly, less than 50% of the Voting Stock of the Company (excluding the Voting Stock that the Holders of Preferred Shares shall be entitled to receive as a result of such reorganization, merger or consolidation) resulting from such reorganization, merger or consolidation;

               (v) At such time as the stockholders of the Company shall have approved the sale or other disposition of all or substantially all the assets of the Company in one transaction or in a series of related transactions; or

               (vi) If any transaction occurs, the result of which is that the Common Stock is not required to be registered under Section 12 of the Exchange Act and that the holders of Common Stock do not receive common stock of the Person surviving such transaction which is required to be registered under Section 12 of the Exchange Act.

               (b) The Change of Control Offer shall remain open from the time of mailing until the purchase date set forth in the Notice of Offer. The Notice of Offer shall be accompanied by a copy of the information most recently required to be supplied under Section 10.1(a) and Section 10.1(b). The Notice of Offer shall contain all instruments and materials necessary to enable the Holders to tender Preferred Shares pursuant to the Change of Control Offer. The Notice of Offer, which shall govern the terms of the Change of Control Offer, shall state:

                    (i) that the Change of Control Offer is being made pursuant to this Section 10.12 and that tendered Preferred Shares will be purchased;

                    (ii) the purchase price and the date designated for purchase;

                    (iii) that the Change of Control Offer is being made for all (but not less than all) Preferred Shares held by a Holder;

                    (iv) that the Preferred Shares purchased pursuant to the Change of Control Offer shall cease to accrue dividends or interest after the date designated for purchase;

                    (v) such other information respecting the procedures for accepting the Change of Control Offer as the Company shall include and such other information as may be required by law; and

                    (vi) that (unless otherwise required by law) any Holder will be entitled to withdraw its election if the Company receives, not later than the close of business on the third Business Day next preceding the date scheduled for purchase, facsimile transmission or letter setting forth the name of the Holder, the number of Preferred Shares owned by such Holder

     (all of which shall have been delivered for purchase) and a statement that such Holder is withdrawing its election to have such Preferred Shares purchased.

                (c) The Purchasers understand that the Credit Agreement may not permit certain payments with respect to the Preferred Stock.

          10.15 Proxy Statement and Meeting of Company's Stockholders.
               -----------------------------------------------------

                (a) The Company shall call a meeting of its stockholders (the

"Stockholders' Meeting") as soon as reasonably practicable after the date of
----------------------
this Agreement, for the purpose of voting upon approval of the sale of the Second Preferred Shares pursuant to this Agreement and such other related matters as it deems appropriate. In connection with the Stockholders' Meeting,
(i) the Company shall prepare and file with the Commission a Proxy Statement and mail such Proxy Statement to its stockholders, (ii) the Board of Directors of the Company shall recommend to its stockholders the approval of the sale of the Second Preferred Shares pursuant to this Agreement and (iii) the Board of Directors and officers of the Company shall use their reasonable efforts to obtain such stockholders' approval. Each Purchaser agrees to assist and cooperate with the Company in the preparation of the Proxy Statement with respect to information therein concerning any such Purchaser.

                (b) The Company hereby represents, warrants and agrees with the Purchasers that the Proxy Statement will not, at the time the Proxy Statement is mailed, and at the date of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, or to correct any statement made in any earlier communication with respect to the solicitation of any proxy or approval of the transactions contemplated by this Agreement in connection with which the Proxy Statement shall be mailed. The Company further represents, warrants and agrees that the Proxy Statement will comply as to form in all material respects with the provisions of the Exchange Act. The letter to stockholders, notice of meeting, proxy statement and form of proxy, or any information statement filed under the Exchange Act, as the case may be, that may be provided to stockholders of the Company in connection with the transactions contemplated by this Agreement (including any supplements), and any schedules required to be filed with the Commission in connection therewith, as from time to time amended or supplemented, are collectively referred to as the "Proxy Statement."

                (c) The Company shall take all actions necessary in accordance with the Delaware General Corporation Law and the bylaws of the Company to duly call, give notice of, convene and hold the Stockholders' Meeting within forty-five (45) calendar days after the date hereof.

                (d) Each Purchaser hereby represents, warrants and agrees with the Company that, solely with respect to information supplied in writing by such Purchaser for inclusion in the Proxy Statement, the Proxy Statement will not, at the time the Proxy Statement is mailed, and at the date of the Stockholders' Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, or to correct any such information previously supplied to the Company.

          10.16 Registration Rights Agreement.  Prior to the First Closing Date,
                -----------------------------
the Registration Agreement as in effect on the date hereof shall have been modified to incorporate the Purchasers on the terms set forth on Exhibit B hereto and on such other terms as the Purchasers may reasonably request (as so modified, the Registration Agreement shall be referred to herein as the "Registration Rights Agreement").
------------------------------

                                   Article 11

                               NEGATIVE COVENANTS
                               ------------------

          The Company hereby covenants and agrees with each Purchaser and each Holder that so long as any Preferred Shares are outstanding:

          11.1  Consolidations and Mergers.  Except in connection with a Change
                --------------------------
of Control, the Company shall not merge, consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets (whenever acquired), except the Company may consolidate or merge with or into, or sell all or substantially all of its assets to, any Person if:

                (a) The corporation or partnership formed by such consolidation or surviving such merger or the Person which acquires all or substantially all of the assets of the Company shall be (after giving effect to such transaction) a Solvent corporation or partnership organized or formed, as the case may be, and existing under, the laws of the United States, any state thereof, or the District of Columbia and shall expressly assume in writing all of the obligations of the Company under this Agreement, the Preferred Shares and the Registration Rights Agreement;

                (b) immediately after giving effect to such transaction, no default under, or breach of, provisions of Articles 10 and 11 exists;

                (c) the corporation or partnership formed by or surviving any such transaction or the Person which acquires all or substantially all of the assets of the Company shall have a Consolidated Net Worth at least equal to 90% of the Consolidated Net Worth of the Company immediately prior to such transaction; and

                (d) the Company shall have furnished to the Holders (i) an opinion of counsel satisfactory to a majority in interest of the Holders addressing the matters (other than Solvency) set forth in clause (a) above and
(ii) the certificate of the Chief Financial Officer of the Company to the effect that such transaction has been consummated in compliance with the foregoing requirements; provided that nothing in this Section 11.1 shall affect the rights
              --------
of any Holder under this Agreement, the Preferred Shares or the Registration Rights Agreement.

          11.2  Transactions with Affiliates.  The  Company shall not, and shall
                ----------------------------
not permit any of its Subsidiaries to, enter into any transaction with any Affiliate of the Company or of any such Subsidiary, unless approved by a majority of the independent directors of the Company or is otherwise on arm's-length terms.

          11.3  No Inconsistent Agreements.  Neither the Company nor any of its
                --------------------------
Subsidiaries shall enter into any loan or other agreement, or enter into any amendment or other modification to any currently existing agreement, which by its terms restricts or prohibits the ability of the Company to issue Common Stock upon conversion of the Preferred Stock in accordance with the Certificate of Designation and this Agreement or to perform its obligations under this Agreement or the Registration Rights Agreement; provided, that it will not be
                                                --------
considered to be a breach of this Section 11.3 if the Credit Agreement restricts dividends on or the redemption of the Preferred Shares issued pursuant to this Agreement.


                                   Article 12

                                 MISCELLANEOUS
                                 -------------

          12.1  Survival of Provisions.  All warranties, representations and
                ----------------------
covenants made by the Company in or under this Agreement shall be considered to have been relied upon by each Purchaser and shall survive the execution and delivery of this Agreement and the issuance to such Purchaser of the Preferred Shares, regardless of any investigation made by or on behalf of such Purchaser. All warranties, representations and covenants made by a Purchaser or on its behalf shall survive the execution and delivery of this Agreement and the issuance to such Purchaser of the Preferred Shares. Except as otherwise set forth in Article 10 or 11, all of the representations and warranties made herein and each of the provisions of Articles 7, 8, 9 and 12 shall survive the execution and delivery of this Agreement, any investigation by or on behalf of a Purchaser or any Affiliate, acceptance of the Preferred Shares and payment therefor, payment or prepayment of the Preferred Shares upon redemption or otherwise, conversion of the Preferred Shares or termination of this Agreement; provided that the representations and warranties set
--------
forth in Articles 7 and 8 shall expire and terminate upon the earlier of (i) the conversion of all of the Preferred Shares into Common Stock and (ii) ninety (90) days after the filing of the Company's Form 10-K for the fiscal year ended December 31, 1999.

          12.2  Notices.  All notices, demands and other communications provided
                -------
for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                (a)    if to the Fund at the following address:

                       The 1818 Fund III, L.P.
                       c/o Brown Brothers Harriman & Co.
                       59 Wall Street
                       New York, New York 10005
                       Telecopier No.:  (212) 493-8429
                       Attention:  Mr. Lawrence C. Tucker

                       with a copy to:

                       Paul, Weiss, Rifkind, Wharton & Garrison
                       1285 Avenue of the Americas
                       New York, New York 10019-6064
                       Telecopier No.:  (212) 757-3990
                       Attention:  Marilyn Sobel, Esq.

                (b)    if to CIP at the following address:

                       Co-Investment Partners, L.P.
                       660 Madison Avenue
                       New York, New York 10021
                       Telecopier No.:
                       Attention:  Walter M. Cain

                       with a copy to:

                       Kramer, Levin, Naftalis & Frankel LLP
                       919 Third Avenue
                       New York, New York  10022
                       Telecopier No.:  (212) 715-8000
                       Attention:  Michael S. Nelson, Esq.

                (c) if to Erie Indemnity or Erie Exchange at the following address:

                       c/o Erie Insurance Group
                       100 Erie Insurance Place
                       Erie, Pennsylvania 16530
                       Telecopier No.:   (814) 870-4330
                       Attention:   Douglas F. Ziegler

                (d)    if to Aquila at the following address:

                       Aquila Limited Partnership
                       164 Mason Street
                       Greenwich, CT 06830
                       Telecopier No.:  (203) 618-1257
                       Attention:  Patrick J. Costello

                (e)    if to the Company at the following address:

                       National Equipment Services, Inc.
                       1800 Sherman Avenue
                       Evanston, Illinois 60201
                       Telecopier No.:  (847) 733-1078
                       Attention:  Kevin Rodgers

                       with a copy to:

                       Kirkland & Ellis
                       200 East Randolph Drive
                       Chicago, Illinois 60601
                       Telecopier No.:  (312) 861-2200
                       Attention:  Sanford E. Perl, Esq.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

          12.3  Successors and Assigns.  This Agreement shall inure to the
                ----------------------
benefit of and be binding upon the successors and permitted assigns of the parties hereto. Each Purchaser may assign any of its rights under this Agreement, the Preferred Shares or the Registration Rights Agreement to any of its Affiliates. Subject to the restrictions of this Agreement, each Purchaser may assign any of its rights under this Agreement (other than those set forth in Section 10.1(c), (d) or (e),

10.2(b), 10.6, 10.9, 10.10 or 10.12), or the Preferred Shares, or a portion thereof to any other Holder. Notwithstanding anything to the contrary contained herein, each Purchaser may assign its rights to purchase shares of Preferred Stock at the Second Closing pursuant to Section 2.1(b) (and the right to receive any fees pursuant to Section 2.3); provided, that in no event shall such
                                   --------
Purchaser be relieved of its obligation hereunder to purchase any such shares of Preferred Stock at the Second Closing; provided, further, that any such assignee
                                       --------- -------
of such rights shall be deemed to be a "Purchaser" for all purposes of this Agreement. The Company may not assign any of its rights under this Agreement without the written consent of each Purchaser. Except as provided in Article 9, no Person other than the parties hereto is intended to be a beneficiary of this Agreement, the Preferred Shares or the Registration Rights Agreement.

          12.4  Amendment and Waiver.  No failure or delay on the part of the
                --------------------
Company or any Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Purchaser at law, in equity or otherwise. Any amendment, supplement, modification or termination of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by the Company from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given and shall be effective only when signed in writing by or on behalf of holders of at least 51% of the Common Stock issued and issuable upon conversion of the Preferred Shares (whether or not converted) it being understood that the terms of this Agreement may be waived or amended with the written consent of holders of at least 51% of the Common Stock issued and issuable upon conversion of the Preferred Shares (whether or not converted). Except where notice is specifically required by this Agreement, no notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

          12.5  Counterparts.  This Agreement may be executed in any number of
                ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          12.6  Headings.  The headings in this Agreement are for convenience of
                --------
reference only and shall not limit or otherwise affect the meaning hereof.

          12.7  Determinations.  Except where any provision expressly requires
                --------------
that a determination be reasonable or a consent not be unreasonably withheld, or be subject to qualifications to similar effect, all determinations to be made by the

Company, any Purchaser or any Holder hereunder in its opinion or judgment or with its approval or otherwise shall be made by it in its sole discretion.

          12.8  Governing Law.  This Agreement has been negotiated, executed and
                -------------
delivered in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law.

          12.9  Jurisdiction.  Each party to this Agreement hereby irrevocably
                ------------
agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York located in New York City or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconveni ent forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 12.2, such service to become effective 10 days after such mailing.

          12.10 Severability.  In the event that any one or more of the
                ------------
provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

          12.11 Rules of Construction.  Unless the context otherwise requires,
                ---------------------
"or" is not exclusive, and references to Sections or subsections refer to Sections or subsections of this Agreement.

          12.12 Remedies.  If a breach of this Agreement or the Certificate of
                --------
Designation by the Company or any of the Purchasers occurs and is continuing, the Company or any Holder, as the case may be, may pursue any available remedy by proceeding at law or in equity to enforce the performance (including, without limitation, the specific performance) of any provision of this Agreement or the Certificate of Designation. A Holder may maintain a proceeding even if it does not possess any of the Preferred Shares or does not produce any of them in the proceeding. Except as otherwise provided by law, a delay or omission by the Company or any Holder, as the case may be, in exercising any right or remedy accruing upon any such breach shall not impair the right or remedy or constitute a waiver of or acquiescence in any such breach. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          12.13 Entire Agreement. This Agreement, together with the Exhibits and
                ----------------
Schedules hereto, the Certificate of Designation and the Registration Rights Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein or therein. This Agreement, together with the Exhibits and Schedules hereto, the Certificate of Designation, the Registration Rights Agreement supersede all prior agreements and understandings between the parties with respect to such subject matter.

          12.14 Attorneys' Fees.  In any action or proceeding brought to enforce
                ---------------
any provision of this Agreement, the Certificate of Designation or the Registration Rights Agreement or any other document or instrument contemplated hereby or thereby, or where any provision hereof or thereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees, charges and disbursements in addition to any other available remedy.

          12.15 Publicity.  Except as may be required by applicable law or
                ---------
regulation, no party hereto shall issue a publicity release or announcement or otherwise make any public disclosure concerning this Agreement or the transactions contemplated hereby, without prior approval by the other parties hereto. If any announcement is required by law to be made by any party hereto, prior to making such announcement such party will deliver a draft of such announcement to the other parties and shall give the other parties an opportunity to comment thereon.

          12.16 Expenses.  The Company acknowledges and agrees that if the
                --------
transactions contemplated hereby are consummated, the Company shall reimburse such Purchaser for all (i) reasonable out-of-pocket expenses and all consulting and legal fees and expenses and other charges of such Purchaser in connection with the negotiation, execution and delivery of this Agreement, the Preferred Shares and the Registration Rights Agreement (including, without limitation, all fees, disbursements and related charges of Paul, Weiss, Rifkind, Wharton & Garrison) and (ii) reasonable fees and expenses of accountants for the Purchasers in connection with accounting due diligence, and (iii) the reasonable expenses incurred by the Purchasers, in connection with consulting services.
All such out-of-pocket fees and expenses incurred by the Purchasers prior to or in connection with the Closing shall be paid at the Closing, and the Purchasers may in their discretion offset the amount of such fees and expenses against the Purchase Price of the Preferred Shares. Notwithstanding the foregoing, the maximum amount of expenses to be reimbursed by the Company pursuant to this
Section 12.16 shall not exceed $250,000. The Company shall pay the reasonable fees, out of pocket expenses and all expenses and other charges of each Purchaser incurred in connection with any amendment to this Agreement, the Certificate of Designation or the Registration Rights Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.

                                         NATIONAL EQUIPMENT SERVICES, INC.



                                         By:/s/ Kevin P. Rodgers
                                            ____________________
                                            Name:Kevin P.Rodgers
                                            Title:CEO


                                         THE 1818 FUND III, L.P.

                                         By:  Brown Brothers Harriman & Co.,
                                                General Partner



                                         By:/s/ Lawrence C. Tucker
                                            _______________________
                                            Name:Lawrence C. Tucker
                                            Title:  General Partner


                                         CO-INVESTMENT PARTNERS, L.P.

                                         By:  CIP Partners, LLC, its
                                               General Partner


                                         By:/s/ Walter M Cain
                                            __________________
                                         Name:  Walter M Cain
                                         Title: Individual Managing Member


                                         ERIE INDEMNITY COMPANY


                                         By:/s/ Douglas F. Ziegler
                                            _______________________
                                            Name:Douglas F. Ziegler
                                            Title:Senior Vice President,
                                                  Treasurer & Chief Investment
                                                  Officer

                                         ERIE INSURANCE EXCHANGE


                                         By:  Erie Indemnity Company,
                                               its attorney-in-fact


                                         By:/s/ Douglas F. Ziegler
                                            ______________________
                                            Name:Douglas F. Ziegler
                                            Title: Senior Vice President,
                                                   Treasurer & Chief Investment
                                                   Officer


                                         AQUILA LIMITED PARTNERSHIP


                                         By:  Northway Management Company, LLC,



                                         By:/s/ Patrick J. Costello
                                            ________________________
                                            Name:Patrick J. Costello
                                            Title: Chief Financial Officer

                                                                      SCHEDULE 1


                                   First Closing   Second Closing
                                   Facility Fee    Facility Fee
-------------------------------------------------------------------
The 1818 Fund III, L.P.             $2,520,000      $1,680,000
-------------------------------------------------------------------
Co-Investment Partners, L.P.        $  300,000      $  200,000
-------------------------------------------------------------------
Erie Indemnity Company              $   36,000      $   24,000
-------------------------------------------------------------------
Erie Insurance Exchange             $   84,000      $   56,000
-------------------------------------------------------------------
Aquila Limited Partnership          $   60,000      $   40,000
-------------------------------------------------------------------

-------------------------------------------------------------------

-------------------------------------------------------------------

                                                                       Exhibit A
                                                                       ---------

                       NATIONAL EQUIPMENT SERVICES, INC.

                         CERTIFICATE OF DESIGNATION OF
                         SENIOR REDEEMABLE CONVERTIBLE
             PREFERRED STOCK, SERIES A, SETTING FORTH THE POWERS,
             PREFERENCES, RIGHTS, QUALIFICATIONS, LIMITATIONS AND
                RESTRICTIONS OF SUCH SERIES OF PREFERRED STOCK

          Pursuant to Section 151 of the Delaware General Corporation Law, National Equipment Services, Inc., a Delaware corporation (the "Corporation"), DOES HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Charter"), the Board of Directors of the Corporation on ________, 1999 duly adopted the following resolution creating a series of Preferred Stock designated as Senior Redeemable Convertible Preferred Stock, Series A, and such resolution has not been modified and is in full force and effect on the date hereof:

          RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Charter, a series of the class of authorized Preferred Stock, par value $0.01 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1.  Designation and Number.
            ----------------------

            (a) The shares of such series shall be designated as Senior Redeemable Convertible Preferred Stock, Series A (the "Preferred Stock"). The number of shares initially constituting the Preferred Stock shall be 100,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be
                                --------  -------
decreased below the number of then outstanding shares of Preferred Stock.

            (b) The Preferred Stock shall, with respect to rights on liquidation, dissolution or winding up, rank prior to all other classes and series of Junior Stock (as defined below) of the Corporation now or hereafter authorized including, without limitation, the Common Stock.

            (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 11 below.

                                                                       Exhibit A
                                                                       ---------

                       NATIONAL EQUIPMENT SERVICES, INC.

                         CERTIFICATE OF DESIGNATION OF
                         SENIOR REDEEMABLE CONVERTIBLE
             PREFERRED STOCK, SERIES A, SETTING FORTH THE POWERS,
             PREFERENCES, RIGHTS, QUALIFICATIONS, LIMITATIONS AND
                RESTRICTIONS OF SUCH SERIES OF PREFERRED STOCK

          Pursuant to Section 151 of the Delaware General Corporation Law, National Equipment Services, Inc., a Delaware corporation (the "Corporation"), DOES HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the "Charter"), the Board of Directors of the Corporation on ________, 1999 duly adopted the following resolution creating a series of Preferred Stock designated as Senior Redeemable Convertible Preferred Stock, Series A, and such resolution has not been modified and is in full force and effect on the date hereof:

          RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Charter, a series of the class of authorized Preferred Stock, par value $0.01 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1.  Designation and Number.
            ----------------------

            (a) The shares of such series shall be designated as Senior Redeemable Convertible Preferred Stock, Series A (the "Preferred Stock"). The number of shares initially constituting the Preferred Stock shall be 100,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be
                                --------  -------
decreased below the number of then outstanding shares of Preferred Stock.

            (b) The Preferred Stock shall, with respect to rights on liquidation, dissolution or winding up, rank prior to all other classes and series of Junior Stock (as defined below) of the Corporation now or hereafter authorized including, without limitation, the Common Stock.

            (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 11 below.

Section 2.  Dividends and Distributions.
            ---------------------------

            Each holder of shares of Preferred Stock, shall be entitled to receive, when, as and if declared by the Board of Directors, dividends and other distributions (including, without limitation, any options, warrants or other rights to acquire capital stock of the Corporation whether or not pursuant to a shareholder rights plan, "poison pill" or similar arrangement, or other property or assets) on a parity with each holder of Common Stock. Such dividends and distributions shall be payable on each share of Preferred Stock in an amount equal to the dividends per share payable on the number of shares of Common Stock into which such share of Preferred Stock would be convertible under Section 8 on the record date for determining eligibility to receive such dividends, or if no record date is established, on the date such dividends are actually paid.

Section 3.  Voting Rights.
            -------------

            In addition to any voting rights provided by law, the holders of shares of Preferred Stock shall have the following voting rights:

            (a) So long as the Preferred Stock is outstanding, each share of Preferred Stock shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of stockholders, on all matters voted on by holders of Common Stock voting together as a single class with other shares entitled to vote thereon. With respect to any such vote, each share of Preferred Stock shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted his shares of Preferred Stock into Common Stock pursuant to Section 8 on the record date for determining the stockholders of the Corporation eligible to vote on any such matters.

            (b) Unless the consent or approval of a greater number of shares shall then be required by law, the affirmative vote of the holders of at least 51% of the outstanding shares of Preferred Stock, voting separately as a single class, in person or by proxy, at a special or annual meeting of stockholders called for the purpose, shall be necessary to:

                 (i) increase the authorized number of shares of Preferred Stock; and

                 (ii) authorize, adopt or approve an amendment to the Charter that would increase or decrease the par value of the shares of Preferred Stock, or alter or change the powers, preferences or special rights of the shares of Preferred Stock, or otherwise affect the rights of the shares of the Preferred Stock adversely, including, without limitation, the liquidation preference provisions.

            (c)(i) At each meeting of stockholders at which the holders of shares of Preferred Stock shall have the right, voting separately as a single class, to take any action, the presence in person or by proxy of the holders of record of one-third of the total number of shares of Preferred Stock then outstanding and entitled to vote on the matter shall be necessary and sufficient to constitute a quorum. At any such meeting or at any adjournment thereof:

                         (A)  the absence of a quorum of the holders of shares
of Preferred Stock shall not prevent the election of directors, and the absence of a quorum of the holders of shares of any other class or series of capital stock shall not prevent the taking of any action as provided in this Section 3; and

                         (B)  in the absence of a quorum of the holders of
shares of Preferred Stock, a majority of the holders of such shares present in person or by proxy shall have the power to adjourn the meeting as to the actions to be taken by the holders of shares of Preferred Stock from time to time and place to place without notice other than announcement at the meeting until a quorum shall be present.

            (ii) For taking of any action as provided in Section 3(b) by the holders of shares of Preferred Stock, each such holder shall have one vote for each share of such stock standing in his name on the transfer books of the Corporation as of any record date fixed for such purpose or, if no such date be fixed, at the close of business on the Business Day next preceding the day on which notice is given, or if notice is waived, at the close of business on the Business Day next preceding the day on which the meeting is held; provided,
                                                                  --------
however, that shares of Preferred Stock held by the Corporation or any Affiliate
-------
of the Corporation shall not be deemed to be outstanding for purposes of taking any action as provided in this Section 3.

Section 4.  Certain Restrictions.
            --------------------

            (a) Whenever the Corporation shall not have converted Preferred Stock at a time required by Section 8 or 10, at such time and thereafter until all conversion obligations provided in Section 8 or 10 that have come due shall have been satisfied, or whenever the Corporation shall not have redeemed shares of Preferred Stock at a time required by Section 5, at such time and thereafter until all redemption obligations provided in Section 5 that have come due shall have been satisfied or all necessary funds have been set apart for payment, the Corporation shall not: (A) declare or pay dividends, or make any other distributions, on any shares of Junior Stock (other than Common Stock) or (B) declare or pay dividends, or make any other distributions, on any shares of Parity Stock.

            (b) Whenever the Corporation shall not have converted shares of Preferred Stock at a time required by Section 8 or 10, at such time and thereafter until all conversion obligations provided in Section 8 or 10 that have come due shall have been satisfied, or whenever the Corporation shall not have redeemed shares of Preferred Stock at a time required by Section 5, at such time and thereafter until all redemption obligations provided in Section 5 that have come due shall have been satisfied or all necessary funds have been set apart for payment, the Corporation shall not redeem, purchase or otherwise acquire for consideration any shares of Junior Stock or Parity Stock; provided, however, that (A) the
                                            --------  -------
Corporation may accept shares of any Senior Stock, Parity Stock or Junior Stock for conversion into Junior Stock and (B) the Corporation may at any time redeem, purchase or otherwise acquire shares of any Parity Stock pursuant to any mandatory redemption, put, sinking fund or other similar obligation contained in such Parity Stock, pro rata with the Preferred Stock in proportion to the total amount then required to be applied by the Corporation to redeem, repurchase, or otherwise acquire shares of Preferred Stock and shares of such Parity Stock.

          (c) The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to Section 4(b), purchase such shares at such time and in such manner.

Section 5.  Redemption.
            ----------

            (a) On April 30, 2009 (the "Redemption Date"), the Corporation shall redeem all of the shares of Preferred Stock then outstanding, at a price per share (the "Redemption Price") equal to (A) the Stated Value, plus (B) an amount per share equal to all declared and unpaid dividends thereon, to the Redemption Date, in immediately available funds.

            (b) Notice of any redemption of shares of Preferred Stock pursuant to Section 5(a) shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York (if such publication shall be required by applicable law, rule, regulation or securities exchange requirement), not less than 30, nor more than 60, days prior to the date fixed for redemption. In any case, a similar notice shall be mailed at least 30, but not more than 60, days prior to the date fixed for redemption to each holder of shares of Preferred Stock to be redeemed, at such holder's address as it appears on the transfer books of the Corporation. In order to facilitate the redemption of shares of Preferred Stock, the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be redeemed, or may cause the transfer books of the Corporation for the Preferred Stock to be closed, not more than 60 days or less than 30 days prior to the date fixed for such redemption.

            (c) At any time after a notice of redemption shall have been mailed and before the Redemption Date, the Corporation shall deposit for the benefit of the holders of shares of Preferred Stock to be redeemed the funds necessary for such redemption with a bank or trust company in the Borough of Manhattan, The
City of New York, having a capital and surplus of at least $500,000,000. Any moneys so deposited by the Corporation and unclaimed at the end of two years from the date designated for such redemption shall revert to the general funds of the Corporation. After such reversion, any such bank or trust company, upon demand, shall pay over to the Corporation such unclaimed amounts and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Preferred Stock to be redeemed shall look only to the Corporation for the payment of the Redemption Price. In the event that moneys are deposited pursuant to this Section 5(c) in respect of shares of Preferred Stock that are converted in accordance with the provisions of Section 8, such moneys shall, upon such conversion, revert to the general funds of the Corporation and, upon demand, such bank or trust company shall pay over to the Corporation such moneys and shall be relieved of all responsibilities to the holders of such converted shares in respect thereof. Any interest accrued on funds deposited pursuant to this Section 5(c) shall be paid from time to time to the Corporation for its own account.

            (d) Notice of redemption having been given as aforesaid, upon the deposit of funds pursuant to Section 5(c) in respect of shares of Preferred Stock to be redeemed pursuant to Section 5(a), notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, from and after the Redemption Date (i) the shares represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue and (iii) all rights of the holders of shares of Preferred Stock to be redeemed shall cease and terminate, excepting only the right to receive the Redemption Price therefor and the right to convert such shares into shares of Common Stock until the close of business on the Redemption Date, in accordance with Section 8; provided, however, that if the Corporation shall
                           --------  -------
default in the payment of the Redemption Price, the shares of Preferred Stock that were to be redeemed shall thereafter be deemed to be outstanding and the holders thereof shall have all of the rights of a holder of Preferred Stock until such time as such default shall no longer be continuing or shall have been waived by holders of at least 51% of the then outstanding shares of Preferred Stock.

Section 6.  Reacquired Shares.
            -----------------

            Any shares of Preferred Stock converted, exchanged, redeemed, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Preferred Stock shall upon their cancellation become authorized but unissued shares of preferred stock, par value $.01 per share, of the Corporation and, upon the filing of an appropriate Certificate of Designation with the Secretary of State of the State of Delaware, may be reissued as part of another series of preferred stock, par value $.01 per share, of the Corporation, but in any event may not be reissued as shares of Preferred Stock unless all of the shares of Preferred Stock issued on the Issue Date shall have already been redeemed or converted.

Section 7.  Liquidation, Dissolution or Winding Up.
            --------------------------------------

            (a) If the Corporation shall commence a voluntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up (any such event, a "Liquidation"), no distribution shall be made to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Preferred Stock shall have received an amount per share of Preferred Stock equal to the greater of (A) the Stated Value, plus all declared and unpaid dividends to the date of distribution, or (B) the proceeds in Liquidation that the holders of Preferred Stock would have received in respect of all shares of Common Stock issuable to such holders upon conversion of a share of Preferred Stock owned by such holders, assuming that such share of Preferred Stock owned by such holders had been converted into shares of Common Stock in accordance with Section 8 immediately prior to the Liquidation (such greater amount being the "Preferred Stock Liquidation Amount").

            (b) Notwithstanding the foregoing, if the assets distributable upon a Liquidation shall be insufficient to pay in full the Preferred Stock Liquidation Amount on all shares of Preferred Stock outstanding and any amount payable to the holders of Parity Stock, then all of the assets available after payment of any amounts payable on the Senior Stock shall be distributed among the holders of the Preferred Stock and the Parity Stock ratably in proportion to the respective amounts of the assets to which they would otherwise be entitled.

            (c) Neither the consolidation or merger of the Corporation with or into any other Person nor the sale or other distribution to another Person of all or substantially all the assets, property or business of the Corporation, shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 7.

succeeding day on which such share transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the Conversion Price in effect at, such time on such next succeeding day.

          (c) To the extent permitted by law, when shares of Preferred Stock are converted, all dividends which have been declared and are unpaid on the Preferred Stock so converted to the date of conversion shall be immediately due and payable and must accompany the shares of Common Stock issued upon such conversion.

          (d)  The Conversion Price shall be subject to adjustment as follows:

               (i)  If the Corporation shall at any time or from time to time
(A) pay a dividend or make a distribution (other than a dividend or distribution paid to holders of Preferred Stock in the manner provided in Section 2) on the outstanding shares of Common Stock in capital stock (which, for purposes of this Section 8(d) shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Corporation, (B) subdivide the outstanding shares of Common Stock into a larger number of shares, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 8(d)(i) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

               (ii) If the Corporation shall at any time or from time to time issue shares of Common Stock (or securities convertible into or exchangeable for Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) for a consideration per share less than the Conversion Price per share of Common Stock then in effect at the record date or issuance date, as the case may be (the "Date"), referred to in the following sentence (treating the price per share of any security convertible or exchangeable or exercisable into Common Stock as equal to (A) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security succeeding day on which such share transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the Conversion Price in effect at, such time on such next succeeding day.

          (c) To the extent permitted by law, when shares of Preferred Stock are converted, all dividends which have been declared and are unpaid on the Preferred Stock so converted to the date of conversion shall be immediately due and payable and must accompany the shares of Common Stock issued upon such conversion.

          (d)  The Conversion Price shall be subject to adjustment as follows:

               (i)  If the Corporation shall at any time or from time to time
(A) pay a dividend or make a distribution (other than a dividend or distribution paid to holders of Preferred Stock in the manner provided in Section 2) on the outstanding shares of Common Stock in capital stock (which, for purposes of this Section 8(d) shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Corporation, (B) subdivide the outstanding shares of Common Stock into a larger number of shares, (C) combine the outstanding shares of Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Stock, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Preferred Stock thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Preferred Stock been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 8(d)(i) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

               (ii) If the Corporation shall at any time or from time to time issue shares of Common Stock (or securities convertible into or exchangeable for Common Stock, or any options, warrants or other rights to acquire shares of Common Stock) for a consideration per share less than the Conversion Price per share of Common Stock then in effect at the record date or issuance date, as the case may be (the "Date"), referred to in the following sentence (treating the price per share of any security convertible or exchangeable or exercisable into Common Stock as equal to (A) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (B) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect on the day immediately prior to the Date by a fraction (x) the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the Date plus the number of additional shares of Common Stock issued or to be issued (or the maximum number into which such convertible or exchangeable securities initially may convert or exchange or for which such options, warrants or other rights initially may be exercised) and
(y) the denominator of which shall be the sum of the number of shares of Common Stock outstanding on the Date plus the number of shares of Common Stock which the aggregate consideration for the total number of such additional shares of Common Stock so issued or be issued upon the conversion, exchange or exercise of such convertible or exchangeable securities or options, warrants or other rights (plus the aggregate amount of any additional consideration initially payable upon such conversion, exchange or exercise of such security) would purchase at the Conversion Price on the Date.

Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall become effective retroactively to a date immediately following the close of business (1) in the case of issuance to stockholders of the Corporation, as such, on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights and (2) in all other cases, on the date ("issuance date") of such issuance; provided that:
                                    --------

                    (A) the determination as to whether an adjustment is required to be made pursuant to this Section 8(d)(ii) shall be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights;

                    (B) if any convertible or exchangeable securities, options, warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 8(d)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (x) eliminating from the computation any additional shares of Common Stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (y) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such convertible or exchangeable securities, options, warrants or other rights as having been issued for the consideration actually received and receivable therefor and

(z) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at this time; and

                    (C) no adjustment in the Conversion Price shall be made pursuant to this Section 8(d)(ii) as a result of any issuance of securities by the Corporation in respect of which an adjustment to the Conversion Price is made pursuant to Section 8(d)(i).

            (iii) If the Corporation shall at any time or from time to time distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Corporation or another issuer, securities of the Corporation or another issuer or other assets (excluding (A) dividends or distributions paid or made in the manner provided in Section 2, and (B) dividends payable in shares of Common Stock for which adjustment is made under Section 8(d)(i)) or rights or warrants to subscribe for or purchase securities of the Corporation (excluding those referred to in Section 8(d)(ii) or those in respect of which an adjustment in the Conversion Price is made pursuant to Section 8(d)(i) or (ii)), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction
(x) the numerator of which shall be the Market Price of the Common Stock on the record date referred to below and (y) the denominator of which shall be such Market Price of the Common Stock less the then Fair Market Value (as determined by the Board of Directors of the Corporation) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator not to be less than one). Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

            (iv) If the Corporation, at any time or from time to time, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Section 8(d)(i) through
Section 8(d)(iii), inclusive, or Section 8(h) (but not including any action described in any such Section) and the Board of Directors of the Corporation in good faith determines that it would be equitable in the circumstances to adjust the Conversion Price as a result of such action, then, and in each such case, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors of the Corporation in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Preferred Stock).

               (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 8(d) need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price. Any adjustment to the Conversion Price carried forward and not theretofore made shall be made immediately prior to the conversion of any shares of Preferred Stock pursuant hereto.

               (vi) Notwithstanding anything herein to the contrary, no adjustment under this Section 8(d) shall be made (x) upon the sale or grant of shares of Common Stock or options with respect to Common Stock in an aggregate amount not to exceed 3,181,419 shares of Common Stock (assuming the exercise of all such options) to employees or directors of the Corporation or to other service providers, or upon the issuance of shares of Common Stock upon exercise of any such options, if the sales price or exercise price thereof was not less than the Market Price of the Common Stock on the date such shares of Common Stock or options were sold or granted; provided, that in the case of options,
                                       --------
Market Price shall be measured as of the time any such option was granted, not at the time of exercise, or (y) upon any adjustment in the Conversion Price itself; provided, that the number set forth in clause (x) shall be equitably
        --------
adjusted for subsequent stock splits, stock combinations, stock dividends and recapitalizations.

          (e) If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

          (f) Upon any increase or decrease in the Conversion Price, then, and in each such case, the Corporation promptly shall deliver to each registered holder of Preferred Stock at least 5 Business Days prior to effecting any of the foregoing transactions a certificate, signed by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Conversion Price then in effect following such adjustment.

          (g) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Stated Value of the shares of

Preferred Stock so surrendered. If the conversion of any share or shares of Preferred Stock results in a fraction, an amount equal to such fraction multiplied by the Current Market Price of the Common Stock on the Business Day preceding the day of conversion shall be paid to such holder in cash by the Corporation.

          (h) In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Corporation with or into another Person (other than a consolidation or merger in which the Corporation is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock), (any of the foregoing, a "Transaction"), the Corporation, or such successor or purchasing Person, as the case may be, shall execute and deliver to each holder of Preferred Stock at least 10 Business Days prior to effecting any of the foregoing Transactions a certificate that the holder of each share of Preferred Stock then outstanding shall have the right thereafter to convert such share of Preferred Stock into the kind and amount of shares of stock or other securities (of the Corporation or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Preferred Stock could have been converted immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a Person other than the successor or purchasing Person and other than the Corporation, which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically acknowledge the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to the holders of Preferred Stock upon conversion of the shares of Preferred Stock as provided above. The provisions of this Section 8(h) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions.

          (i)  In case at any time or from time to time:

               (i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock;

               (ii) the Corporation shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

          (iii) there shall be any reclassification of the Common Stock, or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or any sale or other disposition of all or substantially all of the assets of the Corporation; or

          (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall mail to each holder of shares of Preferred Stock at such holder's address as it appears on the transfer books of the Corporation, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

     (j) The Corporation shall at all times reserve and keep available for issuance upon the conversion of the Preferred Stock pursuant to Section 8(a) or 10(a), such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Preferred Stock, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Preferred Stock.

     (k) The issuance or delivery of certificates for Common Stock upon the conversion of shares of Preferred Stock pursuant to Section 8(a) or 10(a) shall be made without charge to the converting holder of shares of Preferred Stock for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the shares of Preferred Stock converted; provided, however, that the Corporation shall not be required to pay
           --------  -------
any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Preferred Stock converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the

Persons entitled to receive such Common Stock as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such share transfer books are open, and such conversion shall be deemed to have been made at, and shall be made at the Conversion Price in effect at, such time on such next succeeding day.

          (c) To the extent permitted by law, when shares of Preferred Stock are converted, all dividends declared and unpaid on the Preferred Stock so converted to the date of conversion shall be immediately due and payable and must accompany the shares of Common Stock issued upon such conversion.

          (d)  Notice of a conversion of shares of Preferred Stock pursuant to
Section 10(a) shall be given by publication in a newspaper of general circulation in the Borough of Manhattan, The City of New York (if such publication shall be required by applicable law, rule, regulation or securities exchange requirement), not less than 30, nor more than 60, days prior to the Mandatory Conversion Date and a similar notice shall be mailed at least 30, but not more than 60 days prior to the Mandatory Conversion Date to each holder at such holder's address as it appears on the transfer books of the Corporation. In order to facilitate the conversion of shares of Preferred Stock hereunder the Board of Directors may fix a record date for the determination of shares of Preferred Stock to be converted, or may cause the transfer books of the Corporation for the Preferred Stock to be closed, not more than 60 or less than 30 days prior to the Mandatory Conversion Date.

          (e) Unless otherwise agreed, on or prior to the Mandatory Conversion Date, the Corporation shall deposit for the benefit of the holders of shares of Preferred Stock to be exchanged the shares of Common Stock and cash in the amount of declared and unpaid dividends (the "Dividends") necessary for such exchange with a bank or trust company in the Borough of Manhattan, The City of New York, having a capital and surplus of at least $500,000,000. Any shares of Common Stock and Dividends so deposited by the Corporation and unclaimed at the end of two years from the date designated for such exchange shall revert to the Corporation. After such reversion, any such bank or trust company shall, upon demand, return to the Corporation such unclaimed shares of Common Stock and Dividends and thereupon such bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Preferred Stock to be converted shall look only to the Corporation for the delivery of the shares of Common Stock and Dividends. In the event that shares of Common Stock and Dividends are deposited pursuant to this Section 10(e) in respect of shares of Preferred Stock that are converted prior to the Mandatory Conversion Date in accordance with the provisions of Section 8, such shares of Common Stock and Dividends shall, upon such conversion, revert to the Corporation and, upon demand, such bank or trust company shall return to the Corporation such shares of Common Stock and Dividends and shall be relieved of all responsibilities to the holders of such converted shares in respect thereof. Any dividends accrued on shares of Common Stock deposited pursuant to this Section 10(e) shall accrue for the accounts of, and be payable to, the holders of shares of Preferred Stock to be exchanged therefor. Any interest accruing on the Dividends shall be for the benefit and be payable to the Corporation.

          (f) Notice of Mandatory Conversion having been given as aforesaid, upon the deposit of shares of Common Stock and Dividends pursuant to Section 10(e) in respect of shares of Preferred Stock to be converted pursuant to
Section 10(a), notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, from and after the Mandatory Conversion Date (i) the shares represented thereby shall no longer be deemed outstanding,
(ii) the rights to receive dividends thereon shall cease to accrue, and (iii) all rights of the holders of shares of Preferred Stock to be converted shall cease and terminate, excepting only the right to receive the shares of Common Stock and Dividends and the right to convert such Preferred Stock into shares of Common Stock until the close of business on the Mandatory Conversion Date, in accordance with Section 8; provided, however, that if the Corporation shall
                           --------  -------
default in the execution and delivery of the shares of Common Stock or Dividends, the shares of Preferred Stock that were to be converted shall thereafter be deemed to be outstanding and the holders thereof shall have all of the rights of a holder of Preferred Stock until such time as such default shall no longer be continuing or shall have been waived by holders of at least 51% of the then outstanding shares of Preferred Stock.

Section 11.    Definitions.
               -----------

               For the purposes of this Certificate of Designation of Preferred Stock, the following terms shall have the meanings indicated:

               "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided that
                                                                   --------
"Affiliate" shall not include any purchaser under the Stock Purchase Agreement or any Affiliate of any such purchaser.

               "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law or executive order to close.

               "Common Stock" shall mean the common stock, par value $.01 per share, and each other class of capital stock, of the Corporation that does not have a preference over any other class of capital stock of the Corporation as to dividends or upon liquidation, dissolution or winding up of the Corporation and, in each case, shall include any other class of capital stock of the Corporation into which such stock is reclassified or reconstituted.

               "Current Market Price" per share shall mean, on any date specified herein for the determination thereof, (a) the average daily Market Price of the pursuant to this Section 10(e) shall accrue for the accounts of, and be payable to, the holders of shares of Preferred Stock to be exchanged therefor. Any interest accruing on the Dividends shall be for the benefit and be payable to the Corporation.

          (f) Notice of Mandatory Conversion having been given as aforesaid, upon the deposit of shares of Common Stock and Dividends pursuant to Section 10(e) in respect of shares of Preferred Stock to be converted pursuant to
Section 10(a), notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, from and after the Mandatory Conversion Date (i) the shares represented thereby shall no longer be deemed outstanding,
(ii) the rights to receive dividends thereon shall cease to accrue, and (iii) all rights of the holders of shares of Preferred Stock to be converted shall cease and terminate, excepting only the right to receive the shares of Common Stock and Dividends and the right to convert such Preferred Stock into shares of Common Stock until the close of business on the Mandatory Conversion Date, in accordance with Section 8; provided, however, that if the Corporation shall
                           --------  -------
default in the execution and delivery of the shares of Common Stock or Dividends, the shares of Preferred Stock that were to be converted shall thereafter be deemed to be outstanding and the holders thereof shall have all of the rights of a holder of Preferred Stock until such time as such default shall no longer be continuing or shall have been waived by holders of at least 51% of the then outstanding shares of Preferred Stock.

Section 11.    Definitions.
               -----------

               For the purposes of this Certificate of Designation of Preferred Stock, the following terms shall have the meanings indicated:

               "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided that
                                                                   --------
"Affiliate" shall not include any purchaser under the Stock Purchase Agreement or any Affiliate of any such purchaser.

               "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in The City of New York, New York are authorized or required by law or executive order to close.

               "Common Stock" shall mean the common stock, par value $.01 per share, and each other class of capital stock, of the Corporation that does not have a preference over any other class of capital stock of the Corporation as to dividends or upon liquidation, dissolution or winding up of the Corporation and, in each case, shall include any other class of capital stock of the Corporation into which such stock is reclassified or reconstituted.

               "Current Market Price" per share shall mean, on any date specified herein for the determination thereof, (a) the average daily Market Price of the

Common Stock for those days during the period of 40 days, ending on such date, which are Trading Days, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Market Price on such date.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

               "Fair Market Value" shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm's-length transaction (assuming in the case of Common Stock (i) that the Common Stock is valued "as if fully distributed" and (ii) no consideration is given for minority investment discounts, or discounts related to illiquidity or restrictions on transferability).

               "Issue Date" shall mean the original date of issuance of shares of Preferred Stock to the holders pursuant to the Stock Purchase Agreement.

               "Junior Stock" shall mean any capital stock of the Corporation ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock including, without limitation, the Common Stock.

               "Market Price" shall mean, per share of Common Stock on any date specified herein: (a) the closing price per share of the Common Stock on such date published in The Wall Street Journal or, if no such closing price on such
                  -----------------------
date is published in The Wall Street Journal, the average of the closing bid and
                     -----------------------
asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by NASDAQ and reported by any member firm of the NYSE, selected by the Corporation. If neither (a), (b) or (c) is applicable, Market Price shall mean the Fair Market Value per share determined in good faith by the Board of Directors of the Corporation which shall be deemed to be Fair Market Value unless holders of at least 51% of the outstanding shares of Preferred Stock request that the Corporation obtain an opinion of a nationally recognized investment banking firm chosen by such holders (at the Corporation's expense), in which event Fair Market Value shall be as determined by such investment banking firm.

               "NASDAQ" shall mean the National Market System of the NASDAQ Stock Market.

               "NYSE" shall mean the New York Stock Exchange, Inc.

               "Parity Stock" shall mean any capital stock of the Corporation, including the Preferred Stock, ranking on a par (either as to dividends or upon liquidation, dissolution or winding up) with the Preferred Stock.

               "Person" shall mean any individual, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger) of such entity.

               "Senior Stock" shall mean any capital stock of the Corporation ranking senior (either as to dividends or upon liquidation, dissolution or winding up) to the Preferred Stock.

               "Stated Value" shall mean $1000 per share of Preferred Stock

               "Stock Purchase Agreement" shall mean the Stock Purchase Agreement, dated ________, 1999 between the Corporation, The 1818 Fund III, L.P. and the other parties signatory thereto, as the same may be amended from time to time.

               "Subsidiary" shall mean, with respect to any Person, a corporation or other entity of which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

               "Trading Days" shall mean a day on which the national securities exchanges are open for trading.

Section 12.    Modification or Amendment.
               -------------------------

               Except as specifically set forth herein, modifications or amendments to this Certificate of Designation may be made by the Corporation with the consent of the holders of at least 51% of the outstanding shares of Preferred Stock.

               IN WITNESS WHEREOF, National Equipment Services, Inc. has caused this Certificate to be duly executed in its corporate name on this ____ day of _________, 1999.

                         NATIONAL EQUIPMENT SERVICES, INC.


                         By: ___________________________________
                             Name:
                             Title: